SCHEDULE 14C INFORMATION STATEMENT

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

                           [X] Filed by the Registrant
                 [ ] Filed by a Party other than the Registrant
                           Check the appropriate box:
                      [X] Preliminary Information Statement
                [ ] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))
                      [ ] Definitive Information Statement

                             KleenAir Systems, Inc.
                             ----------------------
                         Commission File Number: 0-29019

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required

[x] Fee computed on table below per Exchange Act Rules 14(a)6(i)(1) and 011.

         (1) Title of each class of securities to which investment applies:
         Common stock

         (2) Aggregate number of securities to which investment applies:
         ____________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011: (set forth the amount on which the filing fee is calculated and state how it was determined): Pursuant to Rule 457(f)(2), the filing fee is based on the transaction value of US$_________, which is the book value of the target as of July 31, 2005 which is anticipated to be acquired by means of a share exchange, times the fee rate multiplier. Pursuant to Section 14(g) of the Exchange Act, the fee was determined by multiplying the aggregate value of the transaction by 0.0001267.

         (4) Proposed KleenAir Systems aggregate value of transaction: $_______ (based as reported on _______ ).

         (5) Total fee paid: $_________

Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                             KleenAir Systems, Inc.
                             27121 Aliso Creek Road
                          Aliso Viejo, California 92656

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY SHAREHOLDERS DEAR SHAREHOLDERS:

We are writing to advise you that KleenAir Systems, Inc., a Nevada corporation, has entered into an "Asset Purchase Agreement and Plan or Reorganization" with Innovay. Inc, ("Innovay") a privately held California corporation based in Carlsbad, California, and with its shareholder. After the acquisition is concluded, we will change our corporate name to "MIGAMI, Inc."

Pursuant to the terms of the Agreement, we will also effect a reverse split of our issued and outstanding common stock on a 1 for 5 basis. Our purpose in effecting a reverse split of our outstanding shares is to comply with the terms of the Asset Purchase Agreement.
The reverse split and name change will not be effective until we amend our Articles of Incorporation by filing a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State. We intend to file the Certificates of Amendment twenty days after this information statement is first mailed to our shareholders.

The Asset Purchase Agreement, reverse split, and name change were approved on August 19, 2005, by unanimous approval of our Board of Directors. In addition, seven persons, our majority shareholder, approved the Asset Purchase Agreement and Plan or Reorganization, reverse split, and the name change by written consent in lieu of a meeting on August 26, 2005, in accordance with the relevant sections of the Nevada Revised Statutes.

Our purpose in entering into the Asset Purchase Agreement, effecting the reverse split, and changing our name to "MIGAMI, Inc." is to allow us to comply with the terms of an agreement we entered into with Innovay to acquire its assets. We believe that the acquisition of the assets of Innovay will increase our profitability and the total value of the corporation to our investors.

No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934, as amended. This information statement is being mailed to you on or about September ___, 2005.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. COMPLETION OF THE SHARE EXCHANGE TRANSACTION WILL RESULT IN A CHANGE IN CONTROL BY INNOVAY AND AN ASSUMPTION OF INNOVAY'S ASSETS, LIABILITIES AND OPERATIONS.

PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE SHARE EXCHANGE, INCREASE IN AUTHORIZED COMMON STOCK, REVERSE SPLIT AND THE NAME CHANGE. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDERS ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE TRANSACTIONS.

By order of the Board of Directors,



------------------------------
Lionel Simons, President
Los Angeles, California

August  ___, 2005

                             KleenAir Systems, Inc.
                             27121 Aliso Creek Road
                          Aliso Viejo, California 92656
                              a Nevada corporation

                         INFORMATION STATEMENT REGARDING
                       ACTION TAKEN BY WRITTEN CONSENT OF
                            MAJORITY OF SHAREHOLDERS

We are furnishing this shareholder information statement to you to provide you with information and a description of an action taken by written consent of our majority shareholders, on August 26, 2005, in accordance with the relevant Sections of the Nevada Revised Statutes. This action was taken by our majority shareholders, who own in excess of the required majority of our outstanding common stock necessary for the adoption of the actions.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement is being mailed on or about September ___,2005 to shareholders of record on August 15, 2005. The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE SHARE EXCHANGE, INCREASE IN AUTHORIZED COMMON STOCK, THE REVERSE SPLIT AND THE NAME CHANGE. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDER IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THE SHARE EXCHANGE, THE INCREASE IN AUTHORIZED COMMON STOCK, THE REVERSE SPLIT AND THE NAME CHANGE AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

GENERAL

On August 19, 2005, our Board of Directors unanimously approved entering into the Asset Purchase Agreement and Plan or Reorganization with Innovay and an amendment to our Articles of Incorporation to change our corporate name to "MIGAMI Inc" On August 26, 2005, seven persons who are shareholders who own in excess of the required majority of our outstanding common stock necessary for the adoption of the action, approved the Agreement, the increase in authorized common stock, the reverse split and the name change. The full text of the proposed Asset Purchase Agreement attached hereto as Exhibit A and the full text of the proposed Certificate of Amendment to the Articles of Incorporation is attached hereto as Exhibit B.

Purpose of ASSET PURCHASE

Our Board of Directors believes it is desirable to enter into the Asset Purchase Agreement with Innovay to acquire all of the assets of Innovay, Inc., a California corporation ("Innovay"). We believe that the acquisition of the assets of Innovay will increase our profitability and the total value of the corporation to our investors.

Procedure for Approval of Share Exchange; Vote Required

Because the actions contemplated the Asset Purchase Agreement, require approval by a majority of our shareholders, a shareholder vote is required by the Nevada Revised Statutes. The Nevada Revised Statutes provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

On August 15, 2005, the record date for determination of the shareholders entitled to receive this Information Statement, there were 63,279,923 shares of common stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. We needed the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the reverse split and the name change. Our Board, by its unanimous written consent, adopted resolutions approving the Asset Purchase Agreement and the filing of the Certificate of Amendment to our Articles of Incorporation to complete the transaction. By action of written consent, dated August 26, 2005, seven persons, our majority shareholders, who in the aggregate own 40,940,371 shares, or 64.7 % of the issued and outstanding shares of our common stock, approved the Share Exchange.

Effective Date of Share Exchange

The actions required by the terms of the Asset Purchase Agreement will be given effect twenty days after this Information Statement is first mailed to shareholders.

Purpose of Change in Name of the Corporation AND INCREASE IN AUTHORIZED COMMON STOCK

Our Board of Directors believes it is desirable to change the name of the Company to "MIGAMI, Inc.," to comply with the terms of the Asset Purchase Agreement and Plan or Reorganization. Our purpose in changing our name reflects the fact that we entered into an agreement with Innovay, Inc. a California corporation, ("Innovay") to acquire the assets of Innovay. We believe that this change to our Articles enables us to complete the acquisition of Innovay, will increase our profitability and the total value of the corporation to our investors, though there is no guarantee that these actions will have that result.

Procedure for Approval of INCREASE IN AUTHORIZED COMMON STOCK AND Name Change; Vote Required

The action to change our corporate name require amending our Articles of Incorporation. The Nevada Revised Statutes require that, in order for us to amend our Articles of Incorporation, such amendment must be approved by our Board of Directors and approved by a majority of the outstanding shares entitled to vote. The Nevada Revised Statutes also provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

Purpose of Change in EFFECTING THE REVERSE SPLIT

Our Board of Directors believes it is desirable to effect a 1 to 5 reverse split of our common stock, of which we currently have 63,279,923 shares issued and outstanding, resulting in 12,655,984 shares issued and outstanding. The terms of the Asset Purchase Agreement also require that we issue shares to Innovay such that Innovay becomes an 60 % holder of our outstanding common stock. We believe that these changes to accommodate the terms of the Asset Purchase Agreement and complete the acquisition of Innovay will increase our profitability and the total value of the corporation to our investors, though there is no guarantee that these actions will have that result.

Procedure for Approval of THE REVERSE SPLIT; Vote Required

In order to effect a reverse split of our outstanding common stock, the approval of a majority of the holders of our common stock is required. The Nevada Revised Statutes provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

The following is a summary of the material federal income tax consequences of the proposed reverse stock split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decision and current administrative rulings and pronouncements of the Internal Revenue Service, all of which are subject to change, possibly with retroactive effect, and assumes that the newly issued common stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of the current common stock are advised to consult their own tax advisers regarding the federal income consequences of the proposed reverse stock split in light of their personal circumstances and the consequences under, state, local and foreign tax laws.

   o     The reverse stock split will qualify as a recapitalization described in
         Section 368(a)(1)[---]C) of the Code.
   o No gain or loss will be recognized by the Company in connection with the reverse stock split.
   o No gain or loss will be recognized by a shareholder who exchanges all of his shares of current common stock solely for shares of post-reverse split common stock.
   o The aggregate basis of the shares of post-reverse split common stock to be received in the reverse stock split (including any whole shares received in lieu of fractional shares) will be the same as the aggregate basis of the shares of current common stock surrendered in exchange therefore.
   o The holding period of the shares of post-reverse split common stock to be received in the reverse stock split (including any whole shares received in lieu of fractional shares) will include the holding period of the shares of current common stock surrendered in exchange therefor.

SHAREHOLDER APPROVAL

On August 15 ,2005, the record date for determination of the shareholders entitled to receive this Information Statement, there were 63,279,923 shares of common stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders.

Thus, we needed the affirmative vote of at least a majority of the outstanding shares of our common stock, or 32,272,760 shares to approve the actions contemplated herein. Our Board, by its unanimous written consent, adopted a resolution approving an amendment to our Articles of Incorporation to effect the name change. Our Board also approved giving effect to the reverse stock split. By action of written consent, dated August 15 ,2005, our majority shareholders, who own 40,940,371 shares, or 66.9% of the issued and outstanding shares of our common stock, approved the these actions, including approval of the Stock Agreement, amending our Articles of Incorporation to change our name , and to approve the reverse split of our outstanding common stock.

Effective Date of Amendment

The amendment to our Articles of Incorporation will become effective upon the filing with the Nevada Secretary of State of a Certificate of Amendment to our Articles of Incorporation, attached hereto as Exhibit B. We intend to file the Certificates of Amendment twenty days after this Information Statement is first mailed to shareholders.

Effect on Certificates Evidencing Shares of KleenAir Systems, Inc. Stock

The changes described herein to the shares of common stock of KleenAir Systems, Inc. will be reflected in its stock records by book-entry in KleenAir Systems, Inc.'s records. For those shareholders that hold physical certificates, please do not destroy or send to KleenAir Systems, Inc. your common stock certificates. Those certificates will remain valid for the number of shares shown thereon, after giving effect to the reverse split and should be carefully preserved by you.

Dissenters' Rights

Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, by-laws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares. The Nevada Revised Statutes does not provide for dissenters' right of appraisal in connection with the name change, increase in authorized common stock, or the reverse split.

Interests of Certain Persons in Matters to Be Acted Upon

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Share Exchange, the reverse split or the name change which is not shared by all other shareholders of the Company.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of August ___,2005, except as noted in the footnotes below, by:

   o Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;
   o     Each of our executive officers; and
   o     Each of our directors.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 15, 2005, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

========================= =========================================== ============================== ==================
     Title of Class                    Name and Address                     Amount and Nature        Percent of Class
                           of Beneficial Owner of Beneficial Owner
------------------------- ------------------------------------------- ------------------------------ ------------------
Common Stock              Lionel Simons
                          36 Corniche Dr.                                    11,208,685 shares             17.71 %
                          Dana Point, CA 92629                             president, director
------------------------- ------------------------------------------- ------------------------------ ------------------
Common Stock              Lester Berriman
                          18871 Portofino Dr.
                          Irvine, CA 92715                                  2,637,048 shares               4.17 %
------------------------- ------------------------------------------- ------------------------------ ------------------
Common Stock              Prudent Bear Funds, Inc.
                          8140 Walnut Hill Lane
                          Suite 405
                          Dallas, TX 75231                                  3,141,045 shares               4.96%
------------------------- ------------------------------------------- ------------------------------ ------------------
Common Stock              Jubilee Investment Trust PLC
                          1 Great Cumberland Place
                          London WiH7ZL                                     10,026,000 shares             15.84%
------------------------- ------------------------------------------- ------------------------------ ------------------
Common Stock              Langley Park Investment Trust PLC
                          30 Farrington St.
                          London EC4A4HJ                                    10,000,000 shares             15.80 %
------------------------- ------------------------------------------- ------------------------------ ------------------
Common Stock              All directors and named executive
                          officers as a group                                 _____ shares                21.88%
========================= =========================================== ============================== ==================

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

                               SUMMARY TERM SHEET

This summary term sheet does not contain all of the information that is important to you. You should carefully read the entire Information Statement and the Appendices, as well as the information we incorporate by reference.

                                  THE COMPANIES

KleenAir Systems, Inc., a Nevada corporation, ("KAIR"). KleenAir Systems, Inc. is an Irvine , California based company incorporated in Nevada and engaged in the business of developing testing and marketing patented technologies to neutralize nitrogen oxide vehicle emissions from gasoline and diesel engines. As a part of the Asset Purchase Agreement, KAIR has formed a wholly subsidiary which shall own and operate all of the business assts and liabilities of KleenAir Systems, Inc. which were necessary to operate its business prior to consummation of the transaction. Its current management will continue to operate that business until such time as an option to acquire such business is exercised or is waived or expires.

Innovay , Inc. ("Innovay") a California corporation. Innovay Inc. a Carlsbad, California based company incorporated in California, and engaged in the business of Marketing skin care products and pharmaceutical under licenses agreement in China, Japan and Korea. A more detailed description of Innovay's operations is described in the sections entitled "Anticipated Operations Following the Share Exchange."

======================= ======================================= ================================== =================
    Title of Class                 Name and Address                     Amount and Nature          Percent of Class
                                 of Beneficial Owner                   of Beneficial Owner
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock             John Park                                       108,000 shares                  36 %
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            Jay Park                                          48,000 shares                   16
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            Te Han Oh                                         84,000 shares                  28 %
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            Sandy Lang                                        30,000 shares                  10 %
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            John Holt Smith                                   30,000 shares                  10 %
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock                                                                                               %
======================= ======================================= ================================== =================

The persons above are 100% owners of Innovay

The authorized capital stock of Innovay consists of 1,000,000 shares of par value US $.001 common stock, of which 300,000 such shares are issued and outstanding as of the date of this information statement.

Pursuant to the terms of the Agreement, we will acquire all of the assets of INNO for issuance of shares of KAIR in the transaction. Following the Asset Purchase , KleenAir Systems will change its name to "MIGAMI", Inc.

APPROVAL OF THIS ASSET PURCHASE AGREEMENT WILL RESULT IN A CHANGE IN OUR CONTROL TO CONTROL BY INNOVAY'S MANAGEMENT AND THE ASSUMPTION OF INNOVAY'S OPERATIONS AND LIABILITIES.

                            PREEXISTING RELATIONSHIPS

Innovay and KleenAir did not have any preexisting relationship prior to entering into the Asset Purchase Agreement. To the best of our knowledge, none of Innovay's shareholders hold shares of KAIR nor do any of the stockholders of KAIR hold shares of Innovay.

                    STRUCTURE OF THE ASSET FOR STOCK EXCHANGE

At the effective time of the Asset Purchase Agreement :

   o KleenAir Systems acquires all of the assets subject to all of the liabilities of Innovay; and
   o KleenAir Systems will initially at closing issue 18,983,976 shares of its restricted common stock to the shareholders of Innovay in exchange for 100 % of assets of Innovay, and upon satisfaction of three (3) conditions (obtaining 3 material distribution agreements, receive an additional 52,733,266, post split shares.

Pursuant to the terms of the Asset Purchase Agreement, we have agreed to issue an additional 52,733,266 shares of our common stock to the shareholders of Innovay provided certain distribution contracts are entered into for China, Korea and Japan. Following the conclusion of the transaction described herein, we estimate that our significant shareholders will be as follows:

======================= =========================================== ================================== ==================
    Title of Class                   Name and Address                       Amount and Nature          Percent of Class
                                   of Beneficial Owner                     of Beneficial Owner
----------------------- ------------------------------------------- ---------------------------------- ------------------
Common Stock            John Park -                                          48,660,845                     57.68 %
                        8025 Reseda Blvd., # 122
                        Reseda, CA 91335
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Jay Park                                              2,877,436                     3.41 %
Common Stock            2195 K, Faraday Ave
                        Carlsbad, CA 92008
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Tehan Oh
Common Stock            2195 K. Faraday Ave
                        Carlsbad, CA 92008                                    5,035,513                     5.97 %
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Sandy Lang
Common Stock            1310 Whitsett
                        Studio City, CA 91112                                 7,071,724                     8.38 %
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        John H. Smith
Common Stock            1900 Ave of the Stars, #1450
                        Los Angeles, CA 90067                                 7,071,724                     8.38 %
----------------------- ------------------------------------------- ---------------------------------- ------------------
Common Stock            officers as a group                                  71,717,242                      85%
======================= =========================================== ================================== ==================

We are relying on Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Act") in regard to the shares we anticipate issuing pursuant to the Share Exchange. We believe this offering qualifies as a "business combination" as defined by Rule 501(d). Reliance on Rule 506 requires that there are no more than 35 non-accredited purchasers of securities from the issuer in an offering under Rule 506. Innovay has represented to us that they have one stockholder, who has certified to Innovay that it is an `accredited investor' as defined in Rule 501(a) of Regulation D. Innovay also has represented to us that there has been no advertising or general solicitation in connection with this transaction.

                      KAIR's Reasons for the Asset Purchase

KAIR's board of directors considered various factors in approving the Asset Purchase and the Asset Purchase, including:

   o     its inability to expand its current level of operations;
   o     the business operations and financial resources possessed by Innovay;
   o     Innovay's prospects for the future;
   o the quality and experience of management services available and the depth of Innovay management;
   o     Innovay's potential for growth or expansion;
   o     Innovay's profit potential; and
   o an anticipated increase in stockholder value as a result of the Share Exchange.

KAIR's board of directors considered various factors, but primarily that KAIR's management has not been able to expand KleenAir's operations to profitability. In considering the Share Exchange with Innovay, KAIR's board of directors anticipated that this lack of profitability was likely to continue for the foreseeable future. Given those circumstances, KAIR's board decided that the best course of action for KleenAir Systems and its shareholders was to enter into and conclude the proposed Share Exchange and Reorganization with Innovay, after which KAIR's management would resign as officers and directors. However, they would continue to manage the wholly owned subsidiary, KleenAir Systems North America, Inc.. In agreeing to the Share Exchange, KAIR's board hoped that by relinquishing control to Innovay's management and adopting Innovay's assets and operations, that such a move would eventually add value to KleenAir Systems and the interests of its shareholders. KAIR's board of directors reached this conclusion after analyzing Innovay's operations, intellectual property and managerial resources, which are described in more detail below. KAIR's board of directors believes that acquiring Innovay's potential for profitable operations by means of the transaction was the best opportunity to increase value to KAIR's shareholders. KAIR's board of directors did not request a fairness opinion in connection with the transaction.

                    INNOVAY'S REASONS FOR THE ASSET PURCHASE

Innovay's board of directors considered various factors in approving the transaction and the Agreement, including:

   o the increased market liquidity expected to result from exchanging stock in a private company for publicly traded securities of KleenAir ;
   o the ability to use registered securities to make acquisition of assets or businesses;
   o     increased visibility in the financial community;
   o     enhanced access to the capital markets;
   o     improved transparency of operations; and
   o perceived credibility and enhanced corporate image of being a publicly traded company.

Innovay's board of directors did not request a fairness opinion in connection with the transaction .

                                  Risk Factors

This information statement contains "forward looking statements" which can be identified by the use of forward-looking words such as "believes", "estimates", "could", "possibly", "probably", "anticipates", "estimates", "projects", "expects", "may" or "should" or other variations or similar words. No assurances can be given that the future results anticipated by the forward-looking statements will be achieved. The following matters constitute cautionary statements identifying important factors with respect to those forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future results anticipated by those forward-looking statements. Among the key factors that have a direct bearing on our results of operations are the effects of various governmental regulations, the fluctuation of our direct costs and the costs and effectiveness of our operating strategy. Other factors could also cause actual results to vary materially from the future results anticipated by those forward-looking statements.

The Transaction entails several risks, including:

   o Upon completion of the Transaction , we will assume Innovay's plan of operation, which may require substantial additional funds to fully implement. Innovay's management anticipates that after giving effect to the Share Exchange, substantial additional funds may be required to implement its business plan. However, there can be no assurance that management will be successful in raising such additional capital.
   o Our current stockholders will be diluted by the shares issued as part of the Transaction and may be diluted by future issuances of shares to satisfy our working capital needs. We are issuing 71,717,245 shares of our common stock to the shareholders in Innovay as part of the Asset Purchase . The above issuances, along with anticipated issuances to raise working capital, will reduce the percentage ownership of our current stockholders to 15 % of the issued outstanding shares of our common stock.
   o The market price of our common stock may decline as a result of the Transaction if the integration of the KleenAir Systems and Innovay businesses is unsuccessful.
   o The stockholders of Innovay will own approximately 85% of our common stock following completion of the Transaction , which will limit the ability of other stockholders to influence corporate matters.


                       Risks Related to Innovay's Business

Risks related to owning our common stock:

Innovay's principal security holder John Park will own approximately 58% of our outstanding common stock at the conclusion of the Transaction, allowing this shareholder to control matters requiring approval of our shareholders.

Innovay's principal security holder will own approximately 58 % of our outstanding shares of common stock following the conclusion of the share exchange. Such concentrated control of the company may adversely affect the price of our common stock. Innovay's principal security holder will control matters requiring approval by our security holders, including the election of directors. Such concentrated control may also make it difficult for our shareholders to receive a premium for their shares of our common stock in the event we merge with a third party or enter into different transactions which require shareholder approval. In addition, certain provisions of the Nevada Revised Statutes could have the effect of making it more difficult or more expensive for a third party to acquire, or of discouraging a third party from attempting to acquire, control of us in the future.

Because our common stock will be subject to the "penny stock" rules, the level of trading activity in our stock may be reduced, which may make it difficult for investors in its common stock to sell their shares.

Broker-dealer practices in connection with transactions in "penny stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks, like shares of our common stock, generally are equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on NASDAQ. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, broker-dealers who sell these securities to persons other than established customers and "accredited investors" must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. Consequently, these requirements may have the effect of reducing the level of trading activity, if any, in the secondary market for a security subject to the penny stock rules, and investors in our common stock may find it difficult to sell their shares.


  DIRECTORS AND SENIOR MANAGEMENT OF KLEENAIR SYSTEMSFOLLOWING THE TRANSACTION

Following completion of the Transaction, the board of directors of KleenAir Systems will resign and new appointees will consist of directors which will be designated by Innovay. The management and directors are anticipated to include

       John Park                 Chief Executive Officer and Director
       Jay Park                  Secretary and Director
       Larry Oliver              Director

There is no family relationship between any of our current and proposed officers and directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.

DIRECTORS AND SENIOR MANAGEMENT OF KLEENAIR SYSTEMS, INC. FOLLOWING THE TRANSACTION.

John Park has since March 2005 served as President, Chief Executive Officer and a Director of Innovay. For the prior two years he established a pharmaceutical company in Korea, Jovel, Inc. From September 1997 to December 2001, he was chief marketing officer of Paradigm Capital Management, Inc. where he raised capital for investment funds. Mr. Park received his Bachelor of Science and Master of Business and Finance from Brigham Young University.

Jay Park has served as Vice President and as Director since March 2005. Previously, Mr. Park was chief executive officer of Innovay Korea, a public company.

Larry Oliver has served as a director since July 2005. Prior to serving at Innovay, he was President and Triad Pharmaceutical Company in Sant Antonio, Texas. He is a professional pharmacist with 30 years experience.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                     MANAGEMENT FOLLOWING THE SHARE EXCHANGE

We currently have 63,279,923 shares of our common stock issued and outstanding. Pursuant to the terms of the Share Exchange, we anticipate that 18.5 million shares to Innovay and 1 million to Jovell of our common stock will be issued to Innovay's shareholders will result in approximately 32,500,000 million shares of our common stock outstanding after giving effect to the Transaction .


APPROVAL OF THE TRANSACTION WILL RESULT IN A CHANGE IN CONTROL FROM OUR MANAGEMENT TO CONTROL BY INNOVAY'S MANAGEMENT AND THE ASSUMPTION OF INNOVAY'S OPERATIONS AND LIABILITIES.

The following table sets forth certain information regarding the beneficial ownership of our common stock after giving effect to the Transaction and the reverse split by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

======================= =========================================== ================================== ==================
    TITLE OF CLASS                   NAME AND ADDRESS                       AMOUNT AND NATURE          PERCENT OF CLASS
                                   OF BENEFICIAL OWNER                     OF BENEFICIAL OWNER
----------------------- ------------------------------------------- ---------------------------------- ------------------
Common Stock            John Park -                                            48,660,845                   57.68 %
                        8025 Reseda Blvd., # 122
                        Reseda, CA 91335
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Jay Park                                                2,877,436                   3.41 %
Common Stock            2195 K, Faraday Ave
                        Carlsbad, CA 92008
----------------------- ------------------------------------------- ---------------------------------- ------------------
Common Stock            Tehan Oh
                        2195 K. Faraday Ave
                        Carlsbad, CA 92008                                      5,035,513                   5.97 %
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Sandy Lang
Common Stock            1310 Whitsett
                        Studio City, CA 91112                                   7,071,724                   8.38 %
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        John H. Smith
Common Stock            1900 Ave of the Stars, #1450
                        Los Angeles, CA 90067                                   7,071,724                   8.38 %
----------------------- ------------------------------------------- ---------------------------------- ------------------
Common Stock            officers as a group                                   71,717,242                     85%
======================= =========================================== ================================== ==================

Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and generally includes voting or investment power with respect to securities. Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of Innovay's common stock shown as beneficially owned by him.

Interests of Directors, Executive Officers and Principal Stockholders in the Share Exchange

Some of the directors and executive officers of Innovay have interests in the Transaction that are different from, or are in addition to, the interests of their shareholders. These interests include positions as directors or executive officers of KleenAir Systems following the Transaction, potential benefits under employment or benefit arrangements as a result of the Transaction, and potential severance and other benefit payments in the event of termination of employment following the Transaction. On August ___,2005, Innovay's directors, executive officers and their affiliates owned approximately 100% of Innovay common stock entitled to vote on adoption of the Transaction. The board of KleenAir Systems was aware of these interests and considered them in approving the Transaction.

Anticipated Operations Following the Share Exchange

Description of Innovay's Business. Innovay, Inc. ("Innovay") is a California based company incorporated in California, and engaged in the business of distributing skin care products and pharmaceuticals in China, Korea and Japan under license agreement with manufacturers.


Management's Discussion and Analysis of Operations. According to its management, Innovay's net volume of business per year is as follows:

-------------------------------- ---------------- ------------------------------
          Period                     Amount                   US $
                                                          Equivalent(1)
-------------------------------- ---------------- ------------------------------
         Net 2004                       0                       0
-------------------------------- ---------------- ------------------------------
         Net 2005                       0                       0
-------------------------------- ---------------- ------------------------------
          Net2005                    600,000                 600,000
   (for the nine months
 ending September 30,2005)
-------------------------------- ---------------- ------------------------------

GOVERNMENT REGULATIONS. Innovay's activities are subject to various governmental laws and regulations concerning business activities generally. Innovay believes it is in compliance with all applicable laws and regulations.

RESEARCH AND DEVELOPMENT. Innovay is not currently conducting any research and development activities. Innovay does not anticipate conducting such activities in the near future, as it license product to sell from such research oriented companies.

EXECUTIVE COMPENSATION. Innovay has no executive who presently receive salaries. During the first 12 months of operation no employees will be paid a salary in excess of $60,000.

EMPLOYEES. At August 1, 2005, Innovay employs approximately 2 full-time employees. Innovay believes that its relationship with its employees is good and is not a party to any collective bargaining agreements.

FACILITIES. Innovay's administrative offices are located in Carlsbad, California these facilities measure approximately 2,000 square feet. Innovay believes its office space is adequate for its purposes for the next twelve to eighteen months.

LEGAL PROCEEDINGS. Innovay currently is not a party to any legal proceedings, the adverse outcome of which, in its management's opinion, individually or in the aggregate, would have a material adverse effect on its results of operations or financial position.

      ANTICIPATED LIQUIDITY AND CAPITAL RESOURCES FOLLOWING THE TRANSACTION

We will assume Innovay's assets and liabilities following the Transaction.

Innovay's management anticipates that after giving effect to the Transaction, substantial additional capital may be required to implement its business plan. However, there can be no assurance that management will be successful. If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership of our stockholders will be reduced, stockholders may experience additional dilution and such securities may have rights, preferences and privileges senior to those of our common stock. There can be no assurance that additional financing will be available on terms favorable to us or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to fund expansion, take advantage of unanticipated acquisition opportunities, develop or enhance services or products or respond to competitive pressures. Such inability could harm our business, results of operations and financial condition.

                 What We Need to Do to Complete the Transaction

KleenAir Systems and Innovay will complete the Transaction only if the conditions set forth in the Transaction are satisfied or, in some cases, waived. These conditions include:

   o the approval and adoption of the Asset Purchase Agreement by the requisite vote of the stockholders of KleenAir Systems and Innovay and other parties;
   o no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or Governmental Entity which prohibits, restrains, enjoins or restricts the consummation of the Transaction;
   o     accuracy of each company's representations and warranties;
   o performance by each company of its obligations under the Asset Purchase Agreement; and
   o the mailing of this information to all KleenAir Systems stockholders as of the record date.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Some statements in this Proxy Statement contain certain "forward-looking" statements of management of. Forward-looking statements are statements that estimate the happening of future events are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as "may," "shall," "could," "expect," "estimate," "anticipate," "predict," "probable," "possible," "should," "continue," or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict and no representation, guaranty, or warranty is to be inferred from those forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. We cannot guaranty that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.

                         FINANCIAL AND OTHER INFORMATION

                  KleenAir Systems Audited Financial Statements

The financial statements of KleenAir Systems as of June 30, 2005 and the audit contained in KAIR's Annual Report on Form 10-KSB for the year ended December 31, 2004 are included in this document as Exhibit D. These financial statements have been audited by Robert Early & Co. PC, independent auditors. You are encouraged to review the financial statements, related notes and other information included elsewhere in this filing.

                     Innovay Unaudited Financial Statements

The financial statements of Innovay ("Innovay") for the period ending July 31, 2005 are attached hereto as Exhibit E. These statements were prepared by Innovay's management.

                          Summary Financial Information

The following gives a summary of the most recent unaudited balance sheet data of Innovay as of August 31,2005 and (2) the unaudited statements of operations data of Innovay for the six months ended June 30, 2005.

Income Statement                            Innovay                 Innovay
                                    Six month period ending       Year ending
                                         June 30,2005          December 31, 2004
                                               $                       $
Income                                         0                       0
Gross Profit (Operating Loss)                  0                       0
Net Loss                                       0                       0
Net Loss Per Share                           0.00                     0.00

Balance Sheet                             June 30,2005         December 31, 2004
                                               $                       $
Total Assets                                 1,500                     0
Total Liabilities                              0                       0
Shareholders' Equity (Deficit)               1,500                     0


This information is only a summary. You should also read the historical information, management's discussion and analysis and related notes of KleenAir Systems contained it its Quarterly Report on Form 10-QSB as filed with the Securities and Exchange Commission for the six month period ended June 30,2005, which are incorporated by reference into this document and the historical financial statements, management's discussion and analysis and related notes for KleenAir Systems contained elsewhere in this document.

We are providing above financial and other information for informational purposes only. It does not necessarily represent or indicate what the financial position and results of operations of KleenAir Systems will be once the Share Exchange is concluded.


                             ADDITIONAL INFORMATION

KleenAir Systems will furnish without charge to any stockholder, upon written or oral request, any documents filed by KleenAir Systems pursuant to the Securities Exchange Act. Requests for such documents should be addressed to Jay Park at 760,918,006. Documents filed by KleenAir Systems pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission's web site (http://www.sec.gov).

                               DISSENTERS' RIGHTS

As an owner of KleenAir Systems common stock, you have the right to dissent from this Share Exchange and obtain cash payment for the "fair value" of your shares, as determined in accordance with the Nevada Revised Statutes ("NRS"). Below is a description of the steps you must take if you wish to exercise dissenters' rights with respect to the Share Exchange under NRS Sections 92A.300 to 92A.500, the Nevada dissenters' rights statute. The text of the statute is set forth in Exhibit C. This description is not intended to be complete. If you are considering exercising your dissenters' rights, you should review NRS Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters' rights. Failure to take any one of the required steps may result in termination of your dissenters' rights under Nevada law. If you are considering dissenting, you should consult with your own legal advisor.

To exercise your right to dissent, you must:

   o before the effective date of the share exchange, deliver written notice to us at Jay Park, Attn: Corporate Secretary, stating that you intend to demand payment for your shares if the Share Exchange is completed; and
   o not vote your shares in favor of the Share Exchange, either by proxy or in person.

If you satisfy those conditions, we will send you a written dissenter's notice within 10 days after the Share Exchange is effective. This dissenter's notice will:

   o specify where you should send your payment demand and where and when you must deposit your stock certificates, if any;
   o inform holders of uncertificated shares to what extent the transfer of their shares will be restricted after their payment demand is received;
   o supply a form of payment demand that includes the date the Share Exchange was first publicly announced and the date by which you must have acquired beneficial ownership of your shares in order to dissent;
   o set a date by when we must receive the payment demand, which may not be less than 30 or more than 60 days after the date the dissenters' notice is delivered; and
   o     provide you a copy of Nevada's dissenters' rights statute.

After you have received a dissenter's notice, if you still wish to exercise your dissenters' rights, you must:

   o demand payment either through the delivery of the payment demand form to be provided or other comparable means;
   o certify whether you have acquired beneficial ownership of the shares before the date set forth in the dissenter's notice; and
   o deposit your certificates, if any, in accordance with the terms of the dissenter's notice.

Failure to demand payment in the proper form or deposit your certificates as described in the dissenter's notice will terminate your right to receive payment for your shares pursuant to Nevada's dissenters' rights statute. Your rights as a stockholder will continue until those rights are canceled or modified by the completion of the Share Exchange.

Within 30 days after receiving your properly executed payment demand, we will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the Share Exchange until the date of payment). The payment will be accompanied by:

   o our balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholders' equity for that year, and the latest available interim financial statements, if any;
   o an explanation of how we estimated the fair value of the shares and how the interest was calculated;
   o     information regarding your right to challenge the estimated fair value;
         and
   o     a copy of Nevada's dissenters' rights statute.

We may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter's notice. If we withhold payment, after the consummation of the Share Exchange, we will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand. The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights to demand payment under NRS Section 92A.480.

If you believe that the amount we pay in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your estimate and ours. You must make such demand within 30 days after we have made or offered payment; otherwise, your right to challenge our calculation of fair value terminates.

If there is still disagreement about the fair market value within 60 days after we receive your demand, we will petition the District Court of Clark County, Nevada to determine the fair value of the shares and the accrued interest. If we do not commence such legal action within the 60-day period, we will have to pay the amount demanded for all unsettled demands. All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

   o the amount of the fair value of the shares, plus interest, in excess of the amount we paid; or
   o the fair value, plus accrued interest, of the after-acquired shares for which we withheld payment.

We will pay the costs and expenses of the court proceeding, unless the court finds the dissenters acted arbitrarily, vexatiously or in bad faith, in which case the costs will be equitably distributed. Attorney fees will be divided as the court considers equitable.

Failure to follow the steps required by NRS Sections 92A.400 through 92A.480 for perfecting dissenters' rights may result in the loss of such rights. If dissenters' rights are not perfected, you will be entitled to receive the consideration receivable with respect to such shares in accordance with the Asset Purchase Agreement and Plan or Reorganization. In view of the complexity of the provisions of Nevada's dissenters' rights statute, if you are considering objecting to the Share Exchange you should consult your own legal advisor.

                                    Exhibit A

               ASSET PURCHASE AGREEMENT AND PLAN OR REORGANIZATION

                            ASSET PUrchase AGREEMENT
                           AND PLAN OF REORGANIZATION


         THIS ASSET PURCHASE AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is entered into on August 30, 2005, by and among Kleenair Systems, Inc., a publicly-held, Nevada corporation ("KAIR"), on the one hand, and Innovay, Inc., a California corporation on the other hand ("INNO"), and its shareholders ("Stockholders").

                                 R E C I T A L S

         A. The Stockholders wish to sell, and KAIR wishes to acquire, all of the Assets of INNO (as defined below) in exchange for KAIR's issuance to the Stockholders of an aggregate of Seventeen Million Nine Hundred Eighty-Three Thousand Nine Hundred Seventy-Six (17,983,976) Post-Split new shares of common stock, $.001 par value per share, representing in the aggregate 53.75% of the issued and outstanding shares ("Post Split") at Closing (the "KAIR Common Stock"), subject to and upon the terms and conditions hereinafter set forth.

         B. INNO has capital stock consisting of 1,000,000 shares of Common Stock authorized of which 300,000 shares of Common Stock of INNO are issued and outstanding and owned by the Stockholders as of the date of this Agreement.
Schedule 1 attached hereto sets forth the remaining shares and amounts of shares owned by each Stockholders.

         C. At the Closing (defined below), INNO will transfer to KAIR all of the assets subject to all of the liabilities of KleenAir Systems, Inc on
Schedule 1 being all of the assets of KAIR..

         D. KAIR has authorized capital stock consisting of 100,000,000 shares of KAIR Common Stock, of which approximately63,000,000 shares of KAIR Common Stock are issued and outstanding as of the date of this Agreement and upon effecting a 1:5 reverse split there will be 12,655,984 shares approximately (the "Reverse Split").

         E. After giving effect to the issuance of the KAIR Shares to the Stockholders there will be approximately 84,373,226 shares of KAIR Common Stock issued and outstanding, of which 18,983,976 KAIR Shares, or approximately 60 % of KAIR Common Stock, will be owned by the Stockholders after the initial Closing and an additional aggregate amount of 52,733,260 shares shall be held in Escrow pending completion of the three (3) transactions set forth in Section 1.2 hereof.

         F. As soon as is reasonably practicable following the Closing, KAIR shall take such action as is necessary, including without limitation filing with the Securities and Exchange Commission (the "SEC") (i) a Current Report on Form 8-K pursuant to the Exchange Act to report the reorganization transaction contemplated by this Agreement and, by way of such report or an amendment thereto, the required financial statements of INNO; and (ii) a spin off of the wholly owned subsidiary of KAIR at an agreed price to Pollution Control Ltd. which may thereafter assume the obligations of KAIR hereunder provided KAIR takes it to trading standards.

                                A G R E E M E N T

         It is agreed as follows:

         1. ASSET PURCHASE AND REORGANIZATION.

                  1.1 Incorporation of Recitals. The provisions and recitals set forth hereinabove are hereby referred to and incorporated herein and made a part of this Agreement by reference.

                  1.2 Agreement to Exchange Stock. Subject to the terms and upon the conditions set forth herein, the Stockholders agree to cause INNO to sell, assign, transfer and deliver to KAIR, and KAIR agrees to purchase from the INNO, at the Closing, all of the assets, subject to all of the liabilities, of the business of INNO as more particularly described on Schedule 1 attached hereto (the "Assets") in exchange for the issuance by KAIR to the Stockholders, at the Closing, of the Shares of KAIR representing 60% of the then issued and outstanding shares of KAIR and to escrow 52,733,266 of additional shares of KAIR (the "Escrow Shares") to be released to the Stockholders in equal amount upon INNO achieving consummation of the following three (3) matters:

(i) Acquisition of rights to distribute ZenGen and Innozen products in Korea;

(ii) Sale of distribution rights for ZenGen and Innozen products Korea for $2.0 million; and

(iii) Sale of distribution rights for cosmetic rights for Korea for $1.0
Million.

                  1.3 Closing. The closing (the "Closing") of the exchange of the Assets for the KAIR Shares shall take place at the offices of John Holt Smith, Esq., the escrow agent (the "Escrow Agent"), located at 1900 Avenue of the Stars, Suite 1450, Los Angeles, California 90067, at 3:00 PM, local time, on August __, 2005, or at such other time and place as may be agreed to by the Stockholders and KAIR (the "Closing Date"); provided however, that the effective date of the Closing for filing purposes and purposes of finality shall be deemed to be the date of effectiveness of the Schedule 14C Information Statement, the date of its mailing.

                  1.4      Instruments of Transfer.

                           (a) Stockholders Shares. The Stockholders shall cause
the officers of INNO to deliver to the Escrow
Agent on the Closing Date original documents of transfer of all assets subject to all liabilities of INNO owned by INNO satisfactory to KAIR, in order to effectively vest in KAIR all right, title and interest in and to the Assets . From time to time after the Closing Date, and without further consideration, the Stockholders and INNO will execute and deliver such other instruments of transfer and take such other actions as KAIR may reasonably request in order to more effectively transfer to KAIR the Assets intended to be transferred hereunder.

                           (b) KAIR Common Stock. KAIR shall deliver to the
Escrow Agent on the Closing Date original certificates evidencing the KAIR Shares initially to be issued and the Escrow Shares, in form and substance satisfactory to the Stockholders, in order to effectively vest in the Stockholders all right, title and interest in and to the KAIR Shares issuable to them. From time to time after the Closing Date, and without further consideration, KAIR will execute and deliver such other instruments of transfer and take such other actions as the Stockholders may reasonably request in order to more effectively issue to him/her the KAIR Shares.

                           (c) KAIR Shares. The KAIR shares will have been
delivered to the Escrow Agent and will be released on the Closing Date represented by an original certificate(s) evidencing the KAIR Shares to the person indicated on Schedule 1 hereof together with a duly executed stock power(s) in form and substance satisfactory to each Stockholders, in order to effectively vest in them all right, title and interest in and to the KAIR Shares owned by KAIR. From time to time after the Closing Date, and without further consideration, KAIR will execute and deliver such other instruments of transfer and take such other actions as they may reasonably request in order to more effectively transfer to them the securities intended to be transferred hereunder.

1.5 Tax Free Reorganization. The parties intend that the transaction under this Agreement qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986.

1.6 Transfer of Contracts. At or before the Closing, INNO shall execute and deliver to Escrow all contract rights aggregating sales of $10,000,000, approximately, of (i) Salon-De Mariag (Japan), (ii) Kuang-Dong (Korea); and
(iii) Intimus (Korea).

         2.       DELIVERIES AT THE CLOSING

                  2.1 KAIR's Deliveries at the Closing. At or prior to the Closing and as a condition of Closing, KAIR shall deliver or cause to be delivered to the Escrow Agent at their offices of Smith & Associates located at 1900 Avenue of the Stars, Suite 1450, Los Angeles, California 90067, all of the following:

         (a) Original certificates representing the KAIR Shares registered in the name of the Stockholders, respectively, in accordance with the percentages on Schedule 1 hereof;

         (b) The Officer's Certificate signed by KAIR's President and dated as of the Closing Date in the form attached hereto as Exhibit B;

                           (c) A written resignation of the officers and
directors of KAIR effective as of the Closing Date in form satisfactory to the Stockholders;

                           (d) Certified resolutions of the Board of Directors
of KAIR in the form attached hereto as Exhibit C
(i) authorizing the consummation of the transactions contemplated by this Agreement; and (ii) electing the person(s) designated by KAIR as officer(s) and director(s) of KAIR effective as of the Closing Date;

                           (e) A certified list of the record holders of KAIR
Common Stock as of the most recent practicable date evidencing all of the shares of KAIR Common Stock issued and outstanding;

                           (f) A certificate of good standing of KAIR from the
State of Nevada as of the most recent practicable date;

                           (g) A signed copy of the Escrow Instruction in the
form of Exhibit D attached hereto;

                           (h) Such other documents and instruments as shall be
reasonably necessary to effect the transactions contemplated hereby; and

                           (i) An option agreement approved by the Stockholders
granting the right of Pollution Control Ltd., a Bahamian Company and affiliate of Lionel Simons, to purchase 100% of the stock of the KAIR subsidiary holding all of the assets, subject to all of the liabilities of KAIR, for the total purchase price of $3,600,000.

                  2.2 Stockholders' Deliveries at Closing. At or prior to the Closing, the Stockholders shall deliver or cause to be delivered to the Escrow Agent all of the following:

                           (a) A signed copy of the Escrow Instruction in the
form of Exhibit D attached hereto; and

                           (b) Such other documents and instruments as shall be
reasonably necessary to effect the transactions contemplated hereby.

                  2.3 INNO's Deliveries at the Closing. At or prior to the Closing and as a condition of Closing, INNO shall deliver or cause to be delivered to the Escrow Agent all of the following:

                           (a) The Officer's Certificate signed by the Chief
Executive Officer and dated as of the Closing Date in the form attached hereto as Exhibit E;

                           (b) Certified resolutions of the Board of Directors
of INNO in the form attached hereto as Exhibit F authorizing the consummation of the transactions contemplated by this Agreement;

(c) A certificate of good standing of INNO from the State of California as of the most recent practicable date; and

                           (e) Assignments and Bills of Sale covering all assets
of INNO and such other documents and instruments as shall be reasonably necessary to effect the transactions contemplated hereby.

         3. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. The Stockholders represent, warrant and covenant to and with KAIR with respect to herself, as follows:

                  3.1 Power and Authority. The Stockholders have all requisite power and authority to enter into and to carry out all of the terms of this Agreement and all other documents executed and delivered in connection herewith (collectively, the "Documents"). All individual action on the part of the Stockholders necessary for the authorization, execution, delivery and performance of the Documents by the Stockholders have been taken and no further authorization on the part of the Stockholders is required to consummate the transactions provided for in the Documents. When executed and delivered by the Stockholders, the Documents shall constitute the valid and legally binding obligation of the Stockholders enforceable in accordance with their respective terms.

                  3.2 Ownership of and Title to Securities. The Stockholders owns all of the issued and outstanding shares of INNO Shares. The Stockholders represents that he/she has and will transfer to KAIR good and marketable title to the Shares that he/she owns, free and clear of all pledges, security interests, mortgages, liens, claims, charges, restrictions or encumbrances, except for any restrictions imposed by federal or state securities laws.

                  3.3 Investment and Related Representations. The Stockholders are aware that neither the KAIR Shares nor the offer or sale thereof to the Stockholders have been registered under the Securities Act, or under any state securities law. The Stockholders understands that the KAIR Shares will be characterized as "restricted" securities under federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Stockholders agrees that they will not sell all or any portion of the KAIR Shares except pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act. The address of the Stockholders is c/o Smith & Associates, 1900 Avenue of the Stars, Suite 1450, Los Angeles, California 90067. The Stockholders understands that each certificate for KAIR Shares issued to them or to any subsequent transferee shall be stamped or otherwise imprinted with the legend set forth below summarizing the restrictions described in this Section 3.3 and that KAIR shall refuse to transfer the KAIR Shares except in accordance with such restrictions:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT WITH RESPECT TO SUCH SHARES, OR AN OPINION OF THE ISSUER'S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

         The Stockholders acknowledge having received and reviewed KAIR's Annual Report on Form 10-KSB for the year ended 12/31/04 (the "2004 Annual Report") and KAIR's Quarterly Reports on Form 10-QSB for the periods ended March 31, September 30 and December 31, 2004 (together, the "Quarterly Reports"). The Stockholders acknowledges and represents that they have reviewed the financial statements contained within the 2004 Annual Report and the Quarterly Reports and are fully aware of the current financial condition of KAIR, including its assets and liabilities, as set forth in the 2004 Annual Report and the Quarterly Reports. Each of the Stockholders warrants and represents that, other than the 2004 Annual Report and the Quarterly Reports, the Stockholders are not relying upon any other information, written and/or oral, with regard to the status of KAIR's financial condition, including but not limited to the status of the assets and liabilities set forth in the 2004 Annual Report and the Quarterly Reports. The Stockholders further acknowledges that KAIR has given to KAIR's counsel, accountants and other advisors, agents, consultants and representatives, full access to all of the properties, books, contracts, commitments and records of KAIR, and has furnished or will furnish all such information concerning it (including its operations, financial condition and business plan) as they have requested or may request.

         4. REPRESENTATIONS AND WARRANTIES OF KAIR. KAIR represents, warrants and covenants to INNO and the Stockholders as follows. As used herein, the term "KAIR Disclosure Schedule" shall refer to the KAIR Disclosure Schedule attached hereto as Exhibit G and incorporated herein by this reference.

                  4.1 Organization and Good Standing. KAIR is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to enter into and perform its obligations under this Agreement.

                  4.2 Capitalization. Recital D to this Agreement accurately and completely describes the authorized, issued and outstanding capital stock of KAIR. Except as set forth on the KAIR Disclosure Schedule, all outstanding shares of KAIR Common Stock were offered and sold in compliance with applicable state and federal securities laws, have been duly authorized and validly issued and are fully paid, nonassessable and free of any preemptive rights. There are no warrants, options, subscriptions, calls or other similar rights to purchase any of KAIR's capital stock, and there are no voting, pooling or voting trust agreements, arrangements or contracts by and among KAIR, its stockholders or any of them.

                  4.3 Validity of Transactions. Except as set forth on the KAIR Disclosure Schedule: (i) this Agreement, each document executed and delivered by KAIR in connection with the transactions contemplated by this Agreement and the performance of the transactions contemplated therein have been duly authorized by the sole director of KAIR, have been duly executed and delivered by KAIR and each is the valid and legally binding obligation of KAIR, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity; and (ii) the KAIR Shares issuable hereunder, when issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and free of any liens or encumbrances, except for any restrictions imposed by federal or state securities laws.

                  4.4 No Conflict. Except as set forth on the KAIR Disclosure Schedule, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with, result in a breach of any term or provision of or constitute a default under or result in a violation of (i) the Certificate of Incorporation or Bylaws of KAIR, as amended, (ii) any agreement, contract, lease, license or instrument to which KAIR is a party or by which KAIR or any of its properties or assets are bound or
(iii) any judgment, decree, order or writ by which KAIR is bound or to which it or any of its properties or assets are subject.

                  4.5 Approvals and Consents. Except for the filing and distribution of Schedule 14C Information pursuant to Rule 14(c) under the Exchange Act and as may be set forth on the KAIR Disclosure Schedule, there are no permits, consents, mandates or approvals of public authorities, either federal, state or local, or of any third party necessary for KAIR's consummation of the transactions contemplated hereby.

                  4.6      SEC Reports; Financial Statements.

                           (a) KAIR will have filed all reports, including the
2004 Annual Report and the Quarterly Reports
(collectively, the "SEC Reports"), required to be filed by it with the SEC since January 1, 2005, pursuant to the Exchange Act. The SEC Reports complied, at the time of filing, in all material respects with the applicable requirements of the Exchange Act. None of the SEC Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent superseded by an SEC Report filed subsequently and prior to the date hereof. Prior to the Closing, KAIR shall deliver to INNO KAIR's balance sheet and the related statements of operations, stockholders' equity and cash flows (including the related notes thereto) of KAIR for the three months ended December 31, 2004 (the "2004 Financials"). There has been no material adverse change in the business, assets, liabilities, financial condition, results of operations or prospects of KAIR.

                           (b) The 2004 Financials have been prepared in
accordance with United States generally accepted accounting principles. All financial statements made part of the SEC Reports and the 2005 Financials present fairly the financial position of KAIR as at their respective dates and the results of its operations and its cash flows for the periods presented therein subject, in the case of the unaudited interim financial statements, to normal year-end adjustments that have not been and are not expected to be material in amount.

                  4.7 Litigation. Except as set forth in the KAIR Disclosure Schedule, there are no suits or proceedings (including without limitation, proceedings by or before any arbitrator, government commission, board, bureau or other administrative agency) pending or, to the knowledge of KAIR, threatened against or affecting KAIR, the officers or directors of KAIR or any of their respective affiliates or that questions or threatens the validity of this Agreement or any action to be taken in connection herewith, and KAIR or any of its assets are not subject to or in default with respect to any order, writ, injunction or decree of any federal, state, local or other governmental department. KAIR has not commenced and does not currently intend to commence any legal proceedings against any other person or entity.

                  4.8 Taxes. Except as set forth in the KAIR Disclosure Schedule, all federal income tax returns and state and local income tax returns for KAIR have been filed as required by law. All taxes as shown on such returns or on any assessment received subsequent to the filing of such returns have been paid, and there are no pending assessments or adjustments or any income tax payable for which reserves, which are reasonably believed by KAIR to be adequate for the payment of any additional taxes that may come due, have not been established. All other taxes imposed by any government authority on KAIR have been paid and any reports or returns due in connection therewith have been filed. No outstanding claim for assessment or collection of taxes has been asserted against KAIR and there are no pending, or to the knowledge of KAIR, threatened tax audits, examinations or claims.

                  4.9 No Defaults. No material default (or event which, with the passage of time or the giving of notice, or both, would become a material default) exists or is alleged to exist with respect to the performance of any obligation of KAIR under the terms of any indenture, license, mortgage, deed of trust, lease, note, guaranty, joint venture agreement, operating agreement, partnership agreement or other contract or instrument to which KAIR is a party or any of its assets are subject, or by which it is otherwise bound, and, to the best knowledge of KAIR, no such default or event exists or is alleged to exist with respect to the performance of any obligation of any party thereto.

                  4.10 Corporate Documents. KAIR has furnished to the Stockholders true and complete copies of the Articles of Incorporation, as amended, and Bylaws of KAIR certified by its secretary and copies of the resolutions adopted by KAIR's Board of Directors authorizing and approving this Agreement and the transactions contemplated hereby. KAIR has made available to Selling Shareholders and the Stockholders and their representatives all corporate minute books of KAIR, and such minute books contain complete and accurate records of the proceedings of KAIR's stockholders and directors.

                  4.11 Contracts and Other Commitments. All contracts and agreements of any kind, written or oral, concerning KAIR are identified on the KAIR Disclosure Schedule. KAIR will not have and will not be bound by any contract, agreement, lease, commitment or proposed transaction, judgment, order, writ or decree, written or oral, absolute or contingent.

                  4.12 No Liabilities. KAIR has no liabilities or claims against it (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due, including any liabilities for taxes) except for (i) liabilities or claims set forth in the SEC Reports, or (ii) liabilities or claims identified in the KAIR Disclosure Schedule.

                  4.13 No Assets. KAIR has no assets or operations, except as identified in the KAIR Disclosure Schedule.

                  4.14 Compliance with Laws. KAIR have complied in all material respects with all laws, regulations and orders affecting its business and operations and is not in default under or in violation of any provision of any federal, state or local rule, regulation or law, including without limitation, any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

                  4.15 Absence of Certain Changes. Prior to the Closing, KAIR shall not, except as contemplated by this Agreement, without the written consent of the Selling Shareholders (which consent will not be unreasonably withheld):

                           (a) make any material change in the business or
operations of KAIR, taken as a whole;

                           (b) declare any dividends in cash on the issued and
outstanding shares of KAIR Common Stock, or make any other distribution of any kind in respect thereof;

                           (c) issue, sell or otherwise distribute any
authorized but unissued shares of its capital stock or effect any stock split or reclassification of any such shares or grant or commit to grant any option, warrant or other right to subscribe for or purchase or otherwise acquire any shares of capital stock of KAIR or any security convertible into or exchangeable for any such shares;

                           (d) adopt any amendment to its Certificate of
Incorporation or Bylaws;

                           (e) enter into any other transaction affecting in any
material respect the business of KAIR, taken as a whole.

                  4.16 Brokers and Finders. KAIR has not dealt with any broker or finder in connection with the transactions contemplated hereby. KAIR has not incurred, nor shall it incur, directly or indirectly, any liability for any brokerage or finders' fees, agent commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

4.17 Intercompany and Affiliate Transactions; Insider Interests. Except as set forth on the KAIR Disclosure Schedule or as expressly identified in the SEC Reports, there are, and during the last two years there have been, no transactions, agreements or arrangements of any kind, direct or indirect, between KAIR, or between KAIR, on the one hand, and any director, officer, employee, stockholder or affiliate of KAIR, on the other hand, including, without limitation, loans, guarantees or pledges to, by or for KAIR or from, to, by or for any of such persons, that are currently in effect (current loans outstanding to Pollution Control, Lionel Simons, Barbara Simons, Les Berriman and John Zabsky.

4.18 Accuracy of Information. None of the representations or warranties or information provided and to be provided by KAIR to INNO or the Stockholders in this Agreement, or any schedules or exhibits hereto, contains or will contain any untrue statement of a material fact or omits or will omit to state any material facts necessary in order to make the statements and facts contained herein or therein not false or misleading. Copies of all documents heretofore or hereafter delivered or made available to INNO pursuant hereto were or will be complete and accurate records of such documents.

4.19 Indemnification. KAIR covenants and agrees to indemnify and hold harmless INNO and its directors, officers, employees and agents from any and all costs, expenses, losses, damages and liabilities incurred or suffered directly or indirectly by any of them (including legal fees and cots) proximately resulting from or attributable to the breach of, or misstatement in, any one or more of the representations or warranties of KAIR made herein.


         5. REPRESENTATIONS AND WARRANTIES OF INNO. INNO represents, warrants and covenants to and with KAIR as follows:

                  5.1 Organization and Good Standing. INNO is a corporation duly organized, validly existing, and in good standing under the laws of the State of California and has full corporate power and authority to enter into and perform its obligations under this Agreement.

                  5.2 Capitalization. Recital B to this Agreement accurately and completely describes the authorized, issued and outstanding capital stock of INNO. All outstanding shares of INNO were offered and sold in compliance with applicable state and federal securities laws, have been duly authorized and validly issued and are fully paid, nonassessable and free of any preemptive rights.

                  5.3 Financial Statements. INNO has furnished to KAIR its unaudited balance sheet as of May 1, 2005, and its related unaudited statements of income, stockholders' equity and cash flow for the two years then ended, together with appropriate notes to such financial statements (the "Financial Statements"). The Financial Statements reflect adequate provisions for all reasonably anticipated liabilities, do not contain any items of a special or nonrecurring nature except as expressly stated therein and present fairly the consolidated financial position of INNO as at such date.

                  5.4 No Material Adverse Change. Since July 15, 2005, there has not been any material adverse change in the business, assets, liabilities, financial condition, results of operations or prospects of INNO.

                  5.5 No Undisclosed Liabilities. INNO has any material liabilities, fixed or contingent, other than (i) liabilities fully reflected in the Financial Statements and (ii) liabilities incurred since July 15, 2005, in the ordinary course of business or as contemplated or permitted by this Agreement and not exceeding $10,000 in the aggregate, all of which in the aggregate, taking into consideration all other changes in the financial condition of INNO in the ordinary course of business, have had no material adverse effect on the financial position or results of operations of INNO or on the conduct of its business.

                  5.6 Litigation. There are no material lawsuits, proceedings, claims or governmental investigations pending or, to the knowledge of any executive officer of INNO threatened against INNO nor is there any reasonable basis known to any executive officer of INNO for any such action and there is no action, suit, proceeding or investigation pending, threatened or, to the knowledge of any executive officer of INNO contemplated that questions the legality, validity or propriety of the transactions contemplated by this Agreement.

                  5.7 Validity of Transactions. This Agreement, and each document executed and delivered by INNO in connection with the transactions contemplated by this Agreement, and the performance of the transactions contemplated therein have been duly authorized by the directors of INNO have been duly executed and delivered by KAIR and each is the valid and legally binding obligation of INNO enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity.

                  5.8 No Conflict. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with, or result in a breach of any term or provision of, or constitute a default under or result in a violation of (i) the Articles of Incorporation or Bylaws of INNO as amended, (ii) any agreement, contract, lease, license or instrument to which INNO is a party or by which INNO or any of its properties or assets are bound or (iii) any judgment, decree, order or writ by which INNO is bound or to which it or any of its properties or assets are subject.

                  5.9 Accuracy of Information. None of the representations or warranties or information provided and to be provided by INNO in this Agreement, or any schedules or exhibits hereto, contains or will contain any untrue statement of a material fact or omits or will omit to state any material facts necessary in order to make the statements and facts contained herein or therein not false or misleading. Copies of all documents heretofore or hereafter delivered or made available to KAIR pursuant hereto were or will be complete and accurate records of such documents.

                  5.10 Indemnification. INNO covenants and agrees to indemnify and hold harmless KAIR and its directors, officers, employees and agents from any and all costs, expenses, losses, damages and liabilities incurred or suffered directly or indirectly by any of them (including legal fees and cots) proximately resulting from or attributable to the breach of, or misstatement in, any one or more of the representations or warranties of KAIR made herein.

         6.       CONDITIONS PRECEDENT

                  6.1 Conditions precedent to Each Party's Obligations. The respective obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction on or prior to the Closing of the following conditions, unless waived by such party:

                           (a) Government Approvals. All authorizations,
consents, orders or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any governmental authority necessary for the consummation of the transactions contemplated by this Agreement, other than the waiting period required by Rule 14c-2 under the Exchange Act, shall have been filed, occurred or been obtained.

                           (b) Third-Party Approvals. Any and all consents or
approvals required from third parties relating to contracts, licenses, leases and other instruments, material to the respective businesses of KAIR and INNO shall have been obtained.

(c) Legal Action. No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the transactions contemplated by this Agreement shall have been issued by any federal or state court and remain in effect, and no litigation seeking the issuance of such an order or injunction shall be pending that, in the good faith judgment of INNO or KAIR, has a reasonable probability of resulting in such order, injunction or damages. In the event any such order or injunction shall have been issued, each party agrees to use its reasonable efforts to have any such injunction lifted.

(d) Due Diligence Review. Each party hereto shall have discovered no material deviation in the factual statement, or representations made herein to the other party during their respective due diligence review of the books, records or agreements to which any party is obligated.

                  6.2 Conditions Precedent to Obligations of KAIR. The obligations of KAIR to consummate the transactions contemplated by this Agreement are subject to the satisfaction on or prior to the Closing of the following conditions, unless waived by KAIR:

                           (a) Representations and Warranties of Stockholders.
The representations and warranties of the Stockholders set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, except as otherwise contemplated by this Agreement.

                           (b) Representations and Warranties of INNO. The
representations and warranties by INNO set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, and KAIR shall have received a certificate to such effect signed by the Chief Executive Officer of each.

                           (c) Performance of Obligations of INNO. INNO shall
have performed in all material respects all obligations required to be performed by it under this Agreement prior to the Closing Date, and KAIR shall have received a certificate to such effect signed by the Chief Executive Officer of KAIR.

                           (d) Additional Closing Documents. KAIR shall have
received (i) each of the documents or instruments listed in Section 2.2 hereof from the Stockholders; (ii) each of the documents or instruments listed in Section 2.3 hereof from each of INNO and (iii) such other documents and instruments as are required to be delivered pursuant to the provisions of this Agreement or as otherwise reasonably requested by KAIR.

                  6.3 Conditions Precedent to Obligations of KAIR and the Stockholders. The obligations of INNO and the Stockholders to consummate the transactions contemplated by this Agreement are subject to the satisfaction on or prior to the Closing of the following conditions, unless waived by INNO and the Stockholders:

                           (a) Representations and Warranties. The
representations and warranties of KAIR set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, except as otherwise contemplated by this Agreement, and INNO and the Stockholders shall have received a certificate to such effect signed by the President of KAIR.

                           (c) Performance of Obligations of KAIR. KAIR shall
have performed in all material respects all obligations required to be performed by it under this Agreement prior to the Closing Date, i.e. preparation and filing of Schedule 14C Information Statement which shall have made changes to satisfy the comments of the SEC, and formation of a wholly owned subsidiary to which all assets and liabilities of KAIR shall have been transferred, and INNO shall have received a certificate to such effect signed by the President of KAIR.

                           (d) Appointment of Directors to KAIR Board. KAIR,
effective as of the Closing, will have appointed to the board of directors of KAIR, the three (3) nominees of INNO, and the two (2) present board of directors members and officers of KAIR, will have tendered their resignations from all officer and director positions effective as of the Closing, except that these two officers and directors shall be appointed as operating managers of the wholly owned subsidiary containing the operating assts and liabilities of pre-merger KAIR with fully authorized control over all of the assets and revenue of such subsidiary.

                           (e) Additional Closing Documents. KAIR and the
Stockholders shall have received (i) the documents and instruments referenced in Section 2.1 hereof; and (ii) and the Escrow Shares shall have been delivered to John Holt Smith; and (iii) such other documents and instruments as are required to be delivered pursuant to the provisions of this Agreement or otherwise reasonably requested by INNO.

         7. CERTAIN ADDITIONAL UNDERSTANDINGS AND AGREEMENTS.

                  7.1 Current Reports on Form 8-K and Schedule 14C Information Statement. As soon as is reasonably practicable following the Closing, KAIR shall file a Current Report on Form 8-K with the SEC to report the reorganization transaction contemplated by this Agreement and, by way of such report or an amendment thereto, the required financial statements of INNO, and shall prepare and file Schedule 14C Information Statement.

         8. TERMINATION AND ABANDONMENT.

                  8.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Closing by the written consent of INNO and KAIR.

                  8.2 Termination by Either INNO or KAIR. This Agreement may be terminated by either INNO or KAIR if the Closing is not consummated by September 30, 2005 (provided that the right to terminate this Agreement under this Section
8.2 will not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date).

                  8.3 Procedure and Effect of Termination. In the event of termination of this Agreement pursuant to this Section 8, written notice thereof will be given to all other parties and this Agreement will terminate (except to the extent provided in Section 8.1 hereof) and the transactions contemplated hereby will be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein:

         (a) Each of the parties will, upon request, re-deliver all documents, work papers and other material of the other parties relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same;

                           (b) No party will have any liability for a breach of
any representation, warranty, agreement, covenant or provision of this Agreement, unless such breach was due to a willful or bad faith action or omission of such party or any representative, agent, employee or independent contractor thereof; and

                           (c) All filings, applications and other submissions
made pursuant to the terms of this Agreement will, to the extent practicable, be withdrawn from the agency or other person to which made.

         9.       MISCELLANEOUS.

                  9.1 Third-Party Beneficiaries. The Stockholders shall be a permitted beneficiary of the representations, warranties and covenants of KAIR and of the closing documents delivered by KAIR at the Closing. KAIR and Lionel Simons, an officer and director of KAIR, together with Pollution Control Ltd, the controlling shareholder of KAIR, shall be permitted beneficiaries of the representations, warranties and covenants of INNO and the Stockholders, and of the closing documents delivered by INNO and the Stockholders at the Closing.

                  9.2 Cumulative Remedies. Any person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law, which rights may be exercised cumulatively and not alternatively.

                  9.3 Successors and Assigns. Except as otherwise expressly provided herein, this Agreement and any of the rights, interests or obligations hereunder may not be assigned by any of the parties hereto. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto, whether so expressed or not.

                  9.4 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement or the other documents.

                  9.5 Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one and the same agreement.

                  9.6 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings.

                  9.7 Survival of Representations. All representations, warranties and agreements contained herein or made in writing by KAIR, INNO and the Stockholders in connection with the transactions contemplated hereby, except any representation, warranty or agreement as to which compliance may have been appropriately waived, shall survive the execution and delivery of this Agreement.

                  9.8 Expenses and Attorney Fees. KAIR, INNO and the Stockholders shall each pay all of their respective legal and due diligence expenses in connection with the transactions contemplated by this Agreement, including, without limiting the generality of the foregoing, legal and accounting fees.

                  9.9 Waiver of Conditions. At any time or times during the term hereof, KAIR or INNO may waive fulfillment of any one or more of the conditions to their obligations in whole or in part, and INNO or the Stockholders may waive fulfillment of any one or more of the foregoing conditions to their obligations, in whole or in part, by delivering to the other party a written waiver or waivers of fulfillment thereof to the extent specified in such written waiver or waivers. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

                  9.10 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) upon receipt when sent by first-class, registered or certified mail, return receipt requested, postage prepaid or (d) upon receipt after deposit with a nationally recognized overnight express courier, postage prepaid, specifying next day delivery with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth below or at such other address as such party may designate by three (3) days' advance written notice to the other party. All communications shall be addressed as follows:

(a) if to INNO to:
                                    2195 K. Faraday Avenue
                                    Carlsbad, California 92008

(b) if to KAIR, to:
                                    27121 Aliso Creek Road
                                    Aliso Viejo, California 92656


                  9.11 Law Governing. This Agreement shall be construed and interpreted in accordance with and governed and enforced in all respects by the laws of the State of Nevada.

                  9.12 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

                  9.13 Delivery by Facsimile. Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same. Any party delivering an executed counterpart of this Agreement or any exhibit attached hereto by facsimile transmission shall also deliver an executed hard copy of the same, but the failure by such party to deliver such executed hard copy shall not affect the validity, enforceability or binding effect of this Agreement or such exhibit.

         IN WITNESS WHEREOF, each of the parties to this Agreement has executed or caused this Agreement to be executed as of the date first above written.


----------------------------------------- --------------------------------------
"_________________________"               KLEENAIR SYSTEMS, INC.


_____________________________________     By: ________________________________
______________________, individually      Name: Lionel Simons
                                          Its: Chief Executive Officer


----------------------------------------- --------------------------------------
STOCKHOLDERSS                             INNOVAY, INC.

-----------------------------------
Name: _____________________________
                                          By: __________________________________
                                          Name: John Park
___________________________________       Its: Chief Executive Officer
Name: _____________________________


Name: _____________________________


Name: _____________________________


Name: _____________________________

                                    Exhibit B

                            CERTIFICATE OF AMENDMENT
                         TO ARTICLES OF INCORPORATION OF
                             KLEENAIR SYSTEMS, INC.,
                              a Nevada corporation



                                    Exhibit C

        NEVADA DISSENTERS' RIGHTS STATUTE -- RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation.

NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370     Rights of dissenting member of domestic nonprofit corporation.
1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled. 2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares. 1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.
(c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger. 1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless: (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of: (I) The surviving or acquiring entity; or (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder. 1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders. 2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if: (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410       Notification of stockholders regarding right of dissent.
1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

NRS 92A.420       Prerequisites to demand for payment for shares.
1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights: (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and (b) Must not vote his shares in favor of the proposed action.

2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS 92A.430       Dissenter's notice: Delivery to stockholders entitled to
assert rights; contents.

1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights. 2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must: (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited; (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received; (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date; (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder. 1. A stockholder to whom a dissenter's notice is sent must: (a) Demand payment; (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and (c) Deposit his certificates, if any, in accordance with the terms of the notice. 2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder. 1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS 92A.460       Payment for shares: General requirements.
1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
(a) Of the county where the corporation's registered office is located; or
(b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly. 2. The payment must be accompanied by:
(a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any; (b) A statement of the subject corporation's estimate of the fair value of the shares; (c) An explanation of how the interest was calculated; (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and (e) A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470       Payment for shares: Shares acquired on or after date of
dissenter's notice.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate. 1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter. 1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500    Legal proceeding to determine fair value: Assessment of costs and fees.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. 2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                                    Exhibit D

                       KleenAir Systems, Inc. Form 10-QSB



           UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                             FORM 10-QSB


[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

             For the quarterly period ended JUNE 30, 2005


[  ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
     EXCHANGE ACT OF 1934


                    Commission file number 033-03362-D



                          KLEENAIR SYSTEMS, INC.
     -----------------------------------------------------------------
     (Exact name of small business issuer as specified in its charter)


       State of Nevada                                    87-0431043
   -------------------------------                      ----------------
   (State or other jurisdiction of                      (I.R.S. Employer
   incorporation or organization)                      Identification #)



          27121 Aliso Creek Road Ste 120, Aliso Viejo, CA  92656
          ------------------------------------------------------
                 (Address of principal executive offices)


                              (949) 831-1045
                      -------------------------------
                      (Registrant's telephone number)


Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

      There were 60,543,923 shares of common stock, $0.001 Par Value, outstanding as of July 30, 2005.


Transitional Small Business Disclosure Format (check one);  Yes [  ]  No [X]


                                     1




                        KLEENAIR SYSTEMS, INC.

                             FORM 10-QSB

                                INDEX


                                                                        Page
                                                                        ----
PART I.  FINANCIAL INFORMATION

 Item 1.  Financial Statements

     Report on Review by Independent Certified Public Accountants  . . .   3

     Consolidated Balance Sheet  . . . . . . . . . . . . . . . . . . . .   4

     Consolidated Statement of Operations  . . . . . . . . . . . . . . .   5

     Consolidated Statement of Stockholders' Equity  . . . . . . . . . .   6

     Consolidated Statement of Cash Flows  . . . . . . . . . . . . . . .   9

     Selected Information Regarding the Financial Statements . . . . . .  10

 Item 2.  Management's Discussion and Analysis and Plan of Operations . . 12

 Item 3:  Controls and Procedures . . . . . . . . . . . . . . . . . . . . 17


Part II:  Other information


 Item 6:  Exhibits and Reports on Form 8-K  . . . . . . . . . . . . . . . 17


Signatures. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17


Exhibits





                                     2

PART I -- FINANCIAL INFORMATION

Item 1.   Financial Statements




     REPORT ON REVIEW BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors,
KleenAir Systems, Inc.
Aliso Viejo, CA

We have reviewed the accompanying consolidated balance sheet of KleenAir Systems, Inc. (a development stage enterprise) (the "Company") as of June 30, 2005, and the related consolidated statements of operations, stockholders' equity, and cash flows for the three and six months ended June 30, 2005 and 2004. We have also reviewed the cumulative statements of operations, stockholders' equity and cash flows for the period from January 1, 1995 through June 30, 2005. These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of Company personnel responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with accounting principles generally accepted in the United States.

We have previously audited, in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of the Company as of December 31, 2004, and the related statements of operations, stockholders' equity and cash flows for the year and cumulative period then ended (not presented herein); and, in our report dated March 31, 2005, we expressed an opinion on those financial statements which was qualified based on the Company's ability to continue as a going concern. In our opinion, the information set forth in the accompanying interim consolidated balance sheet as of December 31, 2004, is fairly stated in all material respects in relation to the consolidated balance sheet from which it has been derived.


  /s/ ROBERT EARLY & COMPANY, P.C.
-----------------------------------
Robert Early & Company, P.C.
Abilene, Texas

August 17, 2005

                                     3

                           KLEENAIR SYSTEMS, INC.
                       (A Development Stage Company)
                        CONSOLIDATED BALANCE SHEETS


                                                     June 30,     December 31,
                                                       2005           2004
                                                    ----------     ----------
                                                     Unaudited
                                   ASSETS

CURRENT ASSETS:
  Cash                                              $   57,527     $   87,696
  Accounts receivable (net)                             14,801          2,970
  Accounts receivable from related parties              27,579        105,074
  Inventory-raw materials (at cost)                     24,503         24,352
  Prepaid expenses                                      14,407         38,094
  Marketable securities (net)                           96,995        195,202
                                                    ----------     ----------
        Total Current Assets                           235,812        453,388

PROPERTY AND EQUIPMENT (net)                            76,654        112,296

OTHER ASSETS:
  Patent license (net)                               1,420,614      1,469,076
                                                    ----------     ----------

    TOTAL ASSETS                                    $1,733,080     $2,034,760
                                                    ==========     ==========

                 LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable                                  $  121,109     $  111,155
  Accounts payable to related parties                  176,845        149,912
  Accrued expenses                                      33,570         25,698
  Notes payable to related entities                    226,244        231,000
  Advances from directors                               68,922         76,000
                                                    ----------     ----------
    Total Current Liabilities                          626,690        593,765
                                                    ----------     ----------

STOCKHOLDERS' EQUITY:
  Preferred stock, series A, $.001 par value
   (10,000,000shares authorized, none
   outstanding)                                             -              -
  Common stock, $.001 par value (100,000,000
   shares authorized, 60,104,706 and 58,100,206
   outstanding, respectively)                           60,105         58,100
  Additional paid-in capital                        10,003,101      9,955,716
  Deficit accumulated during the development stage  (8,956,816)    (8,572,821)
                                                    ----------     ----------
                 Total Stockholder's Equity          1,106,390      1,440,995
                                                    ----------     ----------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY          $1,733,080     $2,034,760
                                                    ==========     ==========

See accompanying selected information.
                                      4

                            KLEENAIR SYSTEMS, INC.
                        (A Development Stage Company)
                    CONSOLIDATED STATEMENTS OF OPERATIONS
            For Three and Six Months Ended June 30, 2005 and 2004
                                                                                                 Cumulative
                                                  Three Months             Six Months           During Devel-
                                               2005        2004         2005       2004         opment Stage
                                            ----------  ----------   ----------  ----------     ------------
REVENUES                                    $   40,930  $    4,319   $   49,384  $    4,319     $  1,020,754
  Cost of goods sold                            32,814       9,359       39,624       9,359          776,113
                                            ----------  ----------   ----------  ----------     ------------
                             Gross Profit        8,116      (5,040)       9,760      (5,040)         244,641
                                            ----------  ----------   ----------  ----------     ------------
PRODUCT DEVELOPMENT COSTS                       20,853      20,853       72,390      85,063        1,484,077
                                            ----------  ----------   ----------  ----------     ------------
OPERATING EXPENSES:
  Personnel costs and director fees             32,310      96,645       65,570     122,288        1,495,779
  Consultants                                    6,250     197,554       12,250     391,479        3,242,096
  Professional fees                             14,242      28,538       25,492      32,973          582,751
  Office expenses                                 2486       2,426        4,676       3,625           65,706
  Depreciation                                   9,125      12,338       20,166      24,495          183,277
  Amortization of intangible assets             32,575      31,454       65,298      62,507          376,391
  Advertising and promotion                        685      (2,112)       1,690        5090          266,412
  Rent                                          13,751      22,885       37,622      46,748          395,486
  Travel                                        18,654      34,597       24,796      48,131          371,681
  Other expenses                                28,238      16,065       39,262      25,546          255,418
  Bad debts                                         -           -            -        5,993          221,000
  Unknown sources prior to current ownership        -           -            -           -           171,378
                                            ----------  ----------   ----------  ----------     ------------
      Total operating expenses                 158,316     440,390      296,822     768,875        7,627,375
                                            ----------  ----------   ----------  ----------     ------------

(LOSS) FROM OPERATIONS                        (171,053)   (466,283)    (359,452)   (858,978)      (8,866,811)

OTHER INCOME AND (EXPENSES):
  Interest income                                   -           -            -           -             2,526
  Interest expense                              (4,725)     (4,878)      (9,480)    (10,268)         (49,073)
  Management fees                               15,750          -        31,500          -           141,978
  Foreign exchange loss                             -           -            -       (4,715)          (7,670)
  Unrealized gain/(loss) on
    marketable securities                       44,461          -        32,069          -          (159,808)
  Loss on sale of stock                        (78,632)         -       (78,632)    (92,747)        (180,519)
  Amortization of discount on receivables           -           -            -           -            20,259
                                            ----------  ----------   ----------  ----------     ------------
(Loss) before income taxes                    (194,199)   (471,161)    (383,995)   (966,708)      (9,099,118)

  Benefit from deferred taxes                       -           -            -           -           397,852
                                            ----------  ----------   ----------  ----------     ------------
(Loss) Before Extraordinary Item              (194,199)   (471,161)    (383,995)   (966,708)      (8,701,266)

Extraordinary Item:
  Costs of terminated acquisition                   -           -            -           -          (255,550)
                                            ----------  ----------   ----------  ----------     ------------

Net (Loss)                                  $ (194,199) $ (471,161)  $ (383,995) $ (966,708)    $ (8,956,816)
                                            ==========  ==========   ==========  ==========     ============

Basic and Diluted Earnings Per Share:
 (Loss) per share before extraordinary item $    (0.00) $    (0.01)  $    (0.01) $    (0.02)    $      (0.60)
 (Loss) per share from extraordinary item           -           -            -           -             (0.02)
                                            ----------  ----------   ----------  ----------     ------------
   Net (Loss) Per Share                     $    (0.00) $    (0.01)  $    (0.01) $    (0.02)    $      (0.61)
                                            ==========  ==========   ==========  ==========     ============

Weighted Average Shares Outstanding         59,046,761  43,800,847   58,576,098  39,778,233       14,600,051
                                            ==========  ==========   ==========  ==========     ============

See accompanying selected information.
                                                    5

                           KLEENAIR SYSTEMS, INC.
                       (A Development Stage Company)
                     STATEMENT OF STOCKHOLDERS' EQUITY

                                                                                                         Accumulated
                                                                                  Additional  Unearned  Deficit During
                                     Preferred Stock         Common  Stock         Paid-In     Compen-    Development
                                      Shares    Amount      Shares     Amount      Capital     sation       Stage
                                    ---------  --------   ---------  ----------   ---------   ---------   ----------
BALANCES, 1/1/95                           -   $     -       74,132  $       74   $ 151,444   $      -    $ (151,518)

Stock issued for cash                      -         -       27,334          27      66,982          -            -
  For adjustment                           -         -          534           1          -           -            -
  For consulting services                  -         -       86,148          86     279,439          -            -
  For professional services                -         -        4,666           5      12,745          -            -
  For purchase of patent rights       933,334       934      60,000          60      13,905          -            -
  For directors' compensation              -         -        4,000           4      22,496          -            -
  For officers' compensation           33,334        33       9,334           9     194,958          -            -
Other contributed capital                  -         -           -           -        2,367          -            -
Options compensation                       -         -           -           -       70,313    (152,016)          -
Net loss                                   -         -           -           -           -           -      (329,289)
                                    ---------  --------   ---------  ----------   ---------   ---------   ----------
BALANCES, 12/31/95                    966,668       967     266,148         266     814,649    (152,016)    (480,807)

Stock issued for services              13,332        13      24,666          25     201,837     (78,750)          -
  For officers' compensation           33,332        33          -           -       15,592     (15,625)          -
  For aborted acquisition                  -         -       40,000          40     140,510          -            -
Exercise of options                        -         -       75,000          75     112,424          -            -
Conversion to common                 (318,666)     (319)    318,666         319          -           -            -
Net Loss                                   -         -           -           -           -      187,346     (716,511)
                                    ---------  --------   ---------  ----------   ---------   ---------   ----------
BALANCES, 12/31/96                    694,666       694     724,480         725   1,285,012     (59,045)  (1,197,318)

Stock issued for cash                      -         -      120,000         120      14,880          -            -
  For officers' compensation           33,334        33          -           -        3,842      (3,875)          -
Conversion to common                 (100,000)     (100)    100,000         100          -           -            -
Net loss                                   -         -           -           -           -       37,979      (55,438)
                                    ---------  --------   ---------  ----------   ---------   ---------   ----------
BALANCES, 12/31/97                    628,000       627     944,480         945   1,303,734     (24,941)  (1,252,756)


(Continued on next page)

See accompanying selected information.
                                       6

                           KLEENAIR SYSTEMS, INC.
                       (A Development Stage Company)
                     STATEMENT OF STOCKHOLDERS' EQUITY

(Continued from previous page)
                                                                                                          Accumulated
                                                                                  Additional   Unearned  Deficit During
                                     Preferred Stock           Common Stock        Paid-In      Compen-   Development
                                      Shares    Amount      Shares     Amount      Capital      sation       Stage
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------
Stock issued for cash                      -   $     -       800,000  $      800  $  199,200   $      -   $        -
  For services                             -         -     2,120,000       2,120      92,255          -            -
  To officers and directors                -         -       320,000         320      59,680
  For diesel license                       -         -     2,000,000       2,000      60,500          -            -
Conversion to common                 (403,334)     (403)     403,334         403          -           -            -
Net loss                                   -         -            -           -           -       24,941     (305,561)
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------
BALANCES, 12/31/98                    224,666       224    6,587,814       6,588   1,715,369          -    (1,558,317)

Stock issued for cash                      -         -       146,800         147      35,653          -            -
  For services                             -         -     1,103,334       1,103     247,179          -            -
  For equipment                            -         -        33,200          33       8,267          -            -
  To officers and directors                -         -     1,425,000       1,425     408,808          -            -
Conversion to common                  (61,334)      (61)      61,334          61          -           -            -
Net loss                                   -         -            -           -           -           -      (802,722)
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------
BALANCES, 12/31/99                    163,332       163    9,357,482       9,357   2,415,276          -    (2,361,039)

Stock issued for cash                      -         -     1,414,000       1,414     357,336          -            -
  For services                             -         -     1,642,666       1,643     600,024          -            -
  As promotion                             -         -         1,600           2       3,199          -            -
Conversion to common                 (163,332)     (163)     163,334         163          -           -            -
Net loss                                   -         -            -           -           -           -      (717,012)
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------
BALANCES, 12/31/00                         -         -    12,579,082      12,579   3,375,835          -    (3,078,051)

Stock issued for cash                      -         -       195,000         195     104,805          -            -
  For services                             -         -     1,749,487       1,749     293,087          -            -
  To officers and directors                -         -       850,000         850      77,690          -            -
  For rent                                 -         -        17,500          18       6,232          -            -
Net loss                                   -         -            -           -           -           -      (623,811)
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------
BALANCES, 12/31/01                         -         -    15,391,069      15,391   3,857,649          -    (3,701,862)

(Continued on next page)

See accompanying selected information.
                                       7

                                     KLEENAIR SYSTEMS, INC.
                                  (A Development Stage Company)
                         CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

(Continued from previous page)
                                                                                                          Accumulated
                                                                                  Additional   Unearned  Deficit During
                                     Preferred Stock           Common Stock        Paid-In      Compen-   Development
                                      Shares    Amount      Shares     Amount      Capital      sation       Stage
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------
Stock issued:  For cash                    -   $     -     2,804,545  $    2,805  $1,717,195   $      -   $        -
  For services                             -         -     1,201,692       1,202     404,232          -            -
  For Acquisition of Carbon Cloth          -         -       873,250         873     968,434          -            -
Contributed inventory                      -         -            -           -       12,207          -            -
Net loss                                   -         -            -           -           -           -    (1,119,045)
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------
BALANCES, 12/31/02                         -         -    20,270,556      20,271   6,959,717          -    (4,820,907)

Stock issued:
  For cash                                 -         -       750,000         750      74,250          -            -
  To officers and directors                -         -     7,600,000       7,600     511,490          -            -
  For services                             -         -     2,801,605       2,801     460,839          -            -
Net loss                                   -         -            -           -           -           -    (2,147,297)
                                    ---------  --------   ----------  ----------  -----------  ---------  -----------
BALANCES, 12/31/03                         -         -    31,422,161      31,422   8,006,296          -    (6,968,204)

Stock issued:
  For cash                                 -         -       750,000         750       74,250         -           -
  To officers and directors                -         -     1,200,000       1,200       78,519         -           -
  For investments                          -         -    20,527,999      20,528    1,387,706         -           -
  For services                             -         -     4,200,046       4,200      408,945         -           -
Net loss                                   -         -            -           -            -          -    (1,604,617)
                                    ---------  --------   ----------  ----------  -----------  ---------  -----------
BALANCES, 12/31/04                         -         -    58,100,206      58,100    9,955,716         -    (8,572,821)

Stock issued:
  For cash                                 -         -     1,000,000       1,000       24,000         -            -
  For services                             -         -     1,004,500       1,005       23,385         -            -
Net loss                                   -         -            -           -            -          -      (383,995)
                                    ---------  --------   ----------  ----------  -----------  ---------  -----------
BALANCES, 06/30/05                         -   $     -    60,104,706  $   60,105  $10,003,101  $      -   $(8,956,816)
                                    =========  ========   ==========  ==========  ===========  =========  ===========


See accompanying selected information.
                                       8

                           KLEENAIR SYSTEMS, INC.
                       (A Development Stage Company)
                   CONSOLIDATED STATEMENTS OF CASH FLOWS
             For the Six Months Ended June 30, 2005 and 2004

                                                                   Cumulative
                                                                  During Devel-
                                               2005        2004   opment Stage
                                           -----------  ---------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                  $  (383,995) $(966,708) $(8,956,816)
 Adjustments to reconcile net loss to net
  cash provided by operations:
  Losses prior to current ownership                 -          -       151,518
  Depreciation                                  20,166     24,495      183,277
  Amortization of:
   Intangibles                                  65,297     62,508      376,390
   Prepaid expenses                             12,450      5,425    1,266,093
  Stock issued for services                     24,390    364,048    3,279,126
  Stock issued for extraordinary loss               -          -       140,550
  Deferred income taxes                             -          -      (397,852)
  Bad debts                                         -       5,993      221,000
  Loss on disposition of assets                  7,431         -         7,431
  Loss on sale of marketable securities         78,631     92,747      372,395
  Unrealized loss/(gain) on marketable
    securities                                 (32,069)        -       (32,069)
 Changes in operating assets and liabilities:
  Accounts and note receivable                  65,664    (36,318)      70,803
  Inventory                                       (151)      (870)      (1,965)
  Prepaid expenses                              11,237    (11,000)    (255,763)
  Accounts payable and accrued expenses         44,759   (253,923)     163,594
                                           -----------  ---------  -----------
Net Cash Used by Operating Activities          (86,190)  (713,603)  (3,412,288)
                                           -----------  ---------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Property and equipment                         (1,705)    (8,276)    (267,419)
 Patent licensing costs                        (16,835)   (26,897)    (245,601)
 Proceeds from disposition of assets             9,750         -         9,750
 Business acquisition                               -          -       (44,820)
 Proceeds from sale of stock                    51,645    814,408      970,913
 Notes receivable and advances                      -    (105,206)    (220,000)
                                           -----------  ---------  -----------
Net Cash Provided/(Used) by Investing
   Activities                                   42,855    674,029      202,823
                                           -----------  ---------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from issuing stock                    25,000     75,000    2,971,826
 Capital lease obligation                           -          -         7,765
 Payments on capital lease                          -        (372)      (7,765)
 Foreign currency translation adjustment            -         745           -
 Proceeds from loans from related parties        2,922     21,000      434,521
 Advances from directors                            -       4,933           -
 Repayments to related parties                 (14,756)   (36,436)    (139,355)
                                           -----------  ---------  -----------
Net Cash Provided/(Used) by Financing
   Activities                                   13,166     64,870    3,266,992
                                           -----------  ---------  -----------
   Net Increase/(Decrease) in Cash             (30,169)    25,296       57,527

  Cash at Beginning of Year                     87,696     28,739           -
                                           -----------  ---------  -----------
CASH AT END OF PERIOD                      $    57,527  $  54,035  $    57,527
                                           ===========  =========  ===========
SUPPLEMENTAL CASH FLOW INFORMATION:

     See Note 2.

See accompanying selected information.
                                     9

                           KLEENAIR SYSTEMS, INC.
                      (A Development Stage Enterprise)
         SELECTED INFORMATION FOR CONSOLIDATED FINANCIAL STATEMENTS
                               June 30, 2005
                                (Unaudited)


NOTE 1:   BASIS OF PRESENTATION

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions of Regulation S-B. They do not include all information and footnotes required by generally accepted accounting principles for complete financial statements. However, except as disclosed herein, there has been no material change in the information included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004. In the opinion of Management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The report of Robert Early & Company, P.C. commenting on their review accompanies the financial statements included in Item 1 of Part 1. Operating results for the six-month period ended June 30, 2005, are not necessarily indicative of the results that may be expected for the year ending December 31, 2005.


NOTE 2:   SUPPLEMENTAL CASH FLOW DISCLOSURES

The following table sets forth supplemental cash flow disclosures.

                                                                   Cumulative
                                                                  During Devel-
                                               2005        2004   opment Stage
                                           -----------  ---------  -----------
Cash payments for:
  Interest                                 $     1,608  $   3,431  $    15,503
  Income taxes                                      -          -            -

Non-cash investing and financing transactions:
 Stock issued for:
  Compensation and directors' fees         $        -   $  79,545  $ 1,417,850
  Services and prepaid services                 24,390    284,503    3,180,790
  Equipment                                         -          -         8,300
  Patent licensing                                  -          -        14,900
  Repurchase of U.S. diesel license                 -          -        62,500
  Acquisition of National Diversified
    Telecom, Inc.                                   -          -       140,550
  Sale of marketing licenses for notes
    receivable                                      -          -     1,736,558
  Acquisition of Carbon Cloth
    Technologies, Inc.                              -          -       981,514
  Uncompleted business acquisition                  -          -        87,500
  Investment in marketable security                 -     907,155    1,408,234


NOTE 3:   STOCK TRANSACTIONS

During the first quarter of 2005, the Company issued 1,500 unrestricted S-8 common shares valued at $150 for clerical services.

During the second quarter of 2005, the Company issued 1,000,000 restricted common shares valued at $24,000 to Servotech for product development costs. Another 3,000 unrestricted S-8 common shares valued at $240 were issued for clerical services. An investor purchased 1,000,000 restricted common shares for $25,000.


NOTE 4:  PROPERTY AND EQUIPMENT

The Company has purchased testing equipment, test vehicles, and office equipment and furniture as presented in the following table. Depreciation expense for the first two quarters of 2005 and 2004 was $20,166 and $24,495, respectively.

        Office furniture and equipment                $   61,814
        Test vehicles                                     28,928
        Analysis equipment                               162,208
                                                      ----------
                                                         252,950
        Accumulated depreciation                        (176,296)
                                                      ----------

        Net property and equipment                    $   76,654
                                                      ==========

During the second quarter of 2005, the Company reached the end of its lease and moved its offices. As part of the move, certain fixed assets were sold or otherwise disposed of. Proceeds from the sales totaled $9,750. The cost of the assets sold and disposed of totaled $26,277 and accumulated depreciation on these assets totaled $9,096.


NOTE 5:   ACCOUNTS RECEIVABLE FROM RELATED PARTIES

Accounts receivable from related parties consists of amounts due from the Company's affiliate in England. KleenAir Systems International, Plc (trading symbol KSIP.L) is partially owned by the Company. The Company's President also serves as Chairman of the board and President of KSIP.


NOTE 6:   MARKETABLE SECURITIES

During 2004, the Company acquired an investment in Langley Park Investments Trust in England in exchange for the issuance of a large block of its stock. (See the financial statements for the year ended 12/31/04, Note 13.) The Langley Park investment was partially sold during 2004 and partially held at the end of the year.

During the second quarter of 2005, the Company sold an additional block of these shares and received proceeds of $51,645. A net loss of $9,964 was recognized after adjusting for previous unrealized losses.

The following table presents information regarding the Company's investments in marketable securities at June 30, 2005. This security is being held as a trading security.

     Aggregate cost basis                             $  256,803
     Unrealized gain/(loss)                             (159,808)

     Aggregate fair value (carrying value)            $   44,461

Item 2. Management's Discussion and Plan of Operation


RESULTS OF OPERATIONS

Revenues for the three month period of the second quarter of 2005 were $40,930 compared to $4,319 with cost of goods sold at $32,814 and $9,359 respectively for the same period last year. Revenue for the first six months amounted to $49,384 compared to $4,319 during the first six months of 2004, with cost of goods at $39,624 and $9,359. This revenue was primarily related to sales of Carbon Cloth Technology with more units being installed on New York City Transit buses.

Gross profit for the quarter was $8,116 compared to a loss of $5,040 last year and for the year-to-date was $9,760 compared to a loss of $5,040 for the same period in the previous year.

Operating expenses for the 2nd quarter of 2005 were reduced from $296,822 in 2004 to $158,316 in 2005. For the six month period expenses have been reduced from $768,875 to $440,390. The main areas of saving have been in consultant fees and rent. As of April, the company moved into smaller facilities and moved its dynamometer and testing equipment into a Dinex facility where the two companies can share our testing capability.

Loss for the quarter was down from $383,995 in 2004 to $194,199 for 2005. For the year-to-date the cumulative loss has been $383,995, down from a loss of $966,708 in the same period last year.


LIQUIDITY AND SOURCE OF CAPITAL

The Company has continued to make private placements of stock to meet its working capital needs and has arrangements in place to sell more stock as and when needed. It has also sold part of its stock in Langley Park Investment Trust in London, the proceeds from which have been utilized to meet current working capital requirements. In addition, various officers and directors have made short-term loans to the company as needed. In 2004, private placements plus the sale of the Company's investment in Jubilee Investment Trust met the working capital requirement for the year in the absence of cash generated from sales revenue.


GENERAL DISCUSSION AND PLAN OF OPERATIONS

The Company was incorporated under the laws of the State of Nevada on February 4, 1986, under the name of Covington Capital Corporation. In 1986, the Company filed an S-18 and registered certain stock. From 1989 through 1993, the Company underwent a series of name changes in order to explore various business opportunities. However, none of the business opportunities was successfully completed.

In April 1995, under the name Investment and Consulting International, Inc., the Company acquired a patent for a proprietary device designed to neutralize nitrogen oxide automobile emissions from a separate company which was then known as KleenAir Systems, Inc. Simultaneously with the acquisition of the patent, the Company acquired the right to use the corporate name KleenAir Systems, Inc., and changed to its current name.

Since acquiring the patent in 1995, the Company has been a developmental stage company and has worked toward the completion of the development and testing of the NOxMaster(TM) technology. The Company owns U.S. Patent #5,224,346 - Engine NOx Reduction System issued in 1993 and U.S. Patent #5,609,026 - Engine NOx Reduction issued in 1997. In 1999 the Company was issued a third patent on Ammonia Injection in NOx Control, U.S. Patent #5,992,141. The Company has applied for and maintained patent protection under the Patent Cooperation Treaty (PCT) to protect its intellectual property in a variety of countries that are significant producers of automotive products.

The Company has applied for additional patents related to its NOxMaster(TM) technology, two of which have been granted. The U.S. Patent #6,446,940 has been issued for a new emission control device, the Sonic Flow Carburetor, which atomizes fuel on gasoline powered engines, enhancing operating efficiency and reducing emissions. An additional U.S. Patent #6,499,463 has been issued for a device which atomizes diesel fuel to enhance the performance of and reduce emissions in diesel engines. Patent awards have now been confirmed for several European countries including the U.K., Germany, France, Italy, Spain and Sweden, and anticipated soon for Japan, Brazil, and China.

The Company occupies 2,000 square foot facility at 27121 Aliso Creek Road, Suite 120, Aliso Viejo, CA 92656. The Company has loaned its R & D testing equipment to its strategic partner, Dinex Exhausts, Inc., which is occupying a several thousand square foot facility in the City of Industry. The arrangement calls for Dinex to conduct tests and evaluations on this equipment of systems to be presented to the California Air Resource Board
(CARB) and the Environment Protection Agency (EPA). The Company and Dinex will jointly apply for Retrofit Verification to these agencies for certain applications of it technology. KleenAir will, from time to time, continue to use the equipment, of which it has retained ownership, for its own exclusive testing and development programs.

As a result of an extensive test and evaluation program funded by the Energy Savings Trust (EST) and implemented on a variety of vehicles over the last four years, the Company has now been included as an approved vendor on the EST Cleanup Register in a number of categories.

The Company is the only entry in the SCR category for retrofit. In addition, the Company's Selected Catalytic Reduction and Filter (SCRF) systems, which combine high levels of emission reduction for both NOx and PM (particulates) together with CO and HC, has become the sole entry for light and medium duty vehicles in a new especially-created category called SCRF, which has the highest level of funding grants. The Eminox is the only other SCRF product for heavy duty and has recently been added to the Clean Up. The Company's systems have now been qualified for a variety of vehicles ranging from light-duty taxi applications, to light commercial vans, shuttle buses and heavy duty bus transport applications.

This opens the door to product launches in a variety of market segments in the UK, and subsequently in other European countries such as Germany and Denmark, where SCRF systems have been installed on eight buses in Copenhagen.

Distribution and supply agreements have been concluded through the Company's U.K. affiliate with Dinex A/S of Denmark and Dinex Exhaust

Systems Ltd of the U.K. for the KleenAir product line. Dinex specializes in after-market sales of particulate filters, silencers and exhaust system components for medium and heavy-duty diesel-powered vehicles. The supply agreement will enable the Company to source product at most favored nation pricing and distribute to its own list of customers in Europe and elsewhere. The Company is in negotiation with a number of fleet operators with a view to retrofitting and upgrading vehicles to Euro 3 requirements.

Distribution and supply agreements for the KleenAir product line have been concluded with Dinex Exhaust Systems, Inc., a wholly owned US subsidiary of Dinex A/S of Denmark, with which the Company has European distributorship and supply agreements. It is expected that Dinex will be applying for CARB and EPA Retrofit Verification Programs for various types and sizes of vehicles for both NOx and particulate reduction.

During 2003, over $750,000 of system components were shipped to Dinex. However, in October 2003 the EST suspended funding payments due to budget problems and these were not reinstated until April 2004. Orders for systems for over 100 buses, worth $500,000 in Company sales, were put on hold. The Company is awaiting clarification as to whether these orders will now be funded or whether new applications have to be filed to fund these systems. As of the current date, only limited funding has been released for special programs and it is not clear whether this will include taxis. It is hoped that some of the bus applications applied for will be processed.

The Public Carriage Office (PCO) has announced a mandate for the upgrade of some 17,500 London Taxis to Euro 3 emission standards. The PCO has recently announced that the start date for this program will be delayed from January 2005 until July 2006. It is expected that there will be 3,500 upgrades for 2006, for which Company deliveries from the US to Europe would need to commence during the first quarter of 2005. The estimated number for 2007 is 9,000 with a further 5,000 in 2008. The Company expects that its strategic partner Dinex will be the principal supplier of systems for this application with a net revenue potential to the Company of over $500 per vehicle.

In his post-election policy statement in July 2004, the Mayor of London, Ken Livingstone, outlined plans for a Low Emission Zone for all areas of London within the M25 Ring Road. It is estimated that this will impact 100,000 to 200,000 vehicles by the end of 2007 and a further 500,000 to 600,000 by the end of 2010. The Company's products already qualify to meet the required emission standards for such mandated upgrades and have been approved by the Energy savings Trust for such applications.

The Company has formed a consortium together with Dinex, ATS Euromaster (a subsidiary of Michelin), Air Products Plc and Terra Nitrogen(UK) Ltd for the purpose of creating and supporting the infrastructure for ammonia supply, installation and maintenance. It is anticipated that a similar consortium with the same members will be formed to handle the US infrastructure once EPA and CARB Retrofit Verification has been received.

As the UK market is on the threshold of major commercial advances in the use of SCR for retrofit programs, such as London taxis and buses, the Company, in consultation with the Department For Transport (DFT) and Energy Savings Trust (EST), has moved to pull together all the resources necessary for a reliable, efficient and cost-effective infrastructure to support the implementation of its Selected Catalytic Reduction and Filter (SCRF) systems on a variety of vehicles for a number of different applications across the UK.

U.S. testing continues of the NOxMaster(TM) Diesel Catalytic Converter together with its NOxMaster(TM) Ammonia Injection System to present an integrated system for the elimination of emissions from diesel powered mobile sources. The Company has received an EO certification from the California Air Resources Board (CARB) for off- road and stationary engine applications, which will enable it to commence sales of its products in California.

The Company has now received approval from CARB for its applications for Retrofit Verification for medium heavy-duty vehicles using its NOxMaster(TM) NOx reduction system. Approval has also been received from the EPA to proceed with an application for certification of the combination package of its Oxidizing Particulate Trap (OPT) with the NOxMaster(TM) for both high particulate reduction as well as high NOx reduction. However,
the Company has negotiated an arrangement with the    EPA and CARB for a
single testing protocol that would satisfy both their requirements rather than having to bear the considerable cost of running two separate test programs for the same product. Applications have been on file with both institutions for a long time. The actual Retrofit Verification Program should now commence during the first quarter of 2006.

The Company's wholly-owned subsidiary, Carbon Cloth Technologies, Inc.(Carbon Cloth), of Malibu, California, is a manufacturer of automotive thermal management systems. Carbon Cloth has several years of experience developing thermal solutions for such motorsports industry leaders as Ferrari, Mercedes-Benz and Penske, that has enabled development of the CarbonGuard(TM), a significant addition to the battle on pollution. It has applied for patents in automotive thermal management systems.

At present the CarbonGuard(TM) is used to enhance the effectiveness of particulate filters. These filters need to maintain 300 degrees centigrade for 30% of a vehicle's operating time otherwise the filters clog and create back pressure. Wherever particulate filters are currently installed, estimated to be at least 30,000 units at present, the CarbonGuard(TM) can improve performance and save maintenance expense. Filter technology has come to prominence recently as both the Environmental Protection Agency
(EPA) and the California Air Resource Board (CARB) have determined that particulates from vehicle emissions are a serious public health problem.

The CarbonGuard(TM) is already installed on over 1,000 New York City Transit Authority buses as enhancements for the operating efficiency of its installed base of particulate traps. It has been selected as a sole source product for this application.

The Company is continuing its sales activities on behalf of the SOBRIS(TM) system under an agency agreement signed in July 2002. ServoTech is a licensee of Ford Motor Company on SCR injection technology. It's SOBRIS(TM) product is under test and evaluation by a number of automotive manufacturers in the U.S. and Europe. Dr. Hamid Servati, President of ServoTech is a director of the Company and a significant shareholder. The Company and ServoTech continue to negotiate a more permanent relationship between the two entities.

Once production and sales begin, the Company anticipates initially employing 15 to 20 employees, primarily in management, technical, and administrative capacities. The Company is actively seeking sources of funding for its operating capital requirements both to complete its test and evaluation programs and to support initial sales and production.

The Company is negotiating potential licensing and other commercial arrangements with certain international companies in the automotive industry, subject to completion of satisfactory test and evaluation programs.

The UK affiliate, KleenAir Systems International Plc, has successfully raised approximately $1,500,000 in private equity funding. This funding diluted the Company's ownership interest to approximately 23%. The funding strategy is designed to provide the working capital necessary to fully exploit the commercialization opportunity in Europe for the Company's products.

In June 2005, the Company signed with Airtek, Inc. of Habart, IN, an exclusive distribution agreement for China of certain products of its CATCO catalyst manufacturing wholly owned subsidiary. It also signed a contract with Chongqing Qinchuan Industrial Group requiring the purchase of 150,000 catalysts and substrates over a three-year period, with a value amounting to approximately $10,000,000.


OFF-BALANCE SHEET ARRANGEMENTS

As of June 30, 2005, the Company had no off-balance sheet arrangements.


Disclosure Regarding Forward-Looking Statements

Where this Form 10-QSB includes "forward-looking" statements within the meaning of Section 27A and Section 21E of the Securities Act, the Company desires to take advantage of the "safe harbor" provisions thereof. Therefore, the Company is including this statement for the express purpose of availing itself of the protections of such safe harbor provisions with respect to all of such forward-looking statements. The forward-looking statements in this Form 10-QSB reflect the Company's current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from those anticipated. These risks include, but are not limited to, economic conditions, changes in environmental regulations, the market for venture capital, etc. In this Form 10-QSB, the words "anticipates," "believes," "expects," "intends," "future" and similar expressions identify forward-looking statements. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that may arise after the date hereof. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this section.

Item 3:   Controls and Procedures

  (a) Within the 90-day period prior to the date of this report, the Corporation carried out an evaluation, under the supervision and with the participation of the Company's management, including the Corporation's Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Based on that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that the Corporation's disclosure controls and procedures are effective in timely alerting him to material information relating to the Corporation (including its consolidated subsidiaries) required to be included in the Corporation's Exchange Act filings.

  (b) There have been no significant changes in the Corporation's internal controls or in other factors which could significantly affect its internal controls subsequent to the date the Corporation carried out its evaluation.



PART II  - OTHER INFORMATION

Item 6.  Exhibits and Reports on Form 8-K.

   Exhibit 23  --  Accountants' consent to incorporation by reference

   Exhibit 31  --  Certification of President and Chief Financial Officer
                   pursuant to Section 302 of the Sarbanes-Oxley Act of
                   2002

   Exhibit 32  --  Certification of Chief Executive Officer and Chief
                   Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

   Reports on Form 8-K  --  None



                              SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   KLEENAIR SYSTEMS, INC.

Date:   August 22, 2005             /s/ LIONEL SIMONS
                                   -----------------------------------
                                   By: Lionel Simons, President,
                                   Secretary, Principal Accounting Officer, and
                                   Principal Financial Officer